Prospectus/Information Statement
Federated Hermes Institutional Prime Value Obligations Fund
We recommend that you read the Prospectus/Information Statement in its entirety; this information will help you understand the upcoming Reorganization.
Federated Hermes Institutional Prime Value Obligations Fund (the “Reorganizing Fund”), will be reorganized into Federated Hermes Institutional Prime Obligations Fund (the “Surviving Fund”), (collectively, the “Reorganization”). Both the Reorganizing Fund and the Surviving Fund are money market funds and are portfolios of Federated Hermes Money Market Obligations Trust (the “Trust”). Please refer to the enclosed Prospectus/Information Statement as well as the highlighted information below for details on the Reorganization.
QUESTIONS AND ANSWERS
Why has the Board of Trustees approved the Reorganization?
In determining whether to approve the Reorganization, the Board of Trustees (the “Board”), including the Independent Trustees, of the Reorganizing Fund and the Surviving Fund considered a variety of factors, including, but not limited to, the following:
•
Since 2017, the Reorganizing Fund has invested substantially all of its assets in the Surviving Fund in a “fund-of-funds” structure in reliance on Rule 12d1-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”).
•
In July 2023, the Securities and Exchange Commission amended Rule 2a-7, the primary rule under the 1940 Act governing money market funds. As a result, institutional money market funds, such as the Reorganizing Fund and the Surviving Fund, will be required to adopt procedures to implement mandatory liquidity fees by October 2, 2024. The Board has received and considered information from the Adviser (as defined below) regarding the impact these changes will have on the Reorganizing Fund and the Surviving Fund.
•
Because the Reorganizing Fund invests substantially all of its assets in the Surviving Fund in a Rule 12d1-1 fund-of-funds structure, the Adviser believes there is a risk that redemption activity at the Reorganizing Fund level could trigger the imposition of a mandatory liquidity fee for the Surviving Fund, the Reorganizing Fund or both, which could cause additional operational challenges if mandatory fees are implemented and could potentially have a negative effect on shareholders. If it is necessary to impose a mandatory liquidity fee, the fee would apply to all shares that are redeemed at that day’s net asset value (“NAV”).
•
As the Reorganizing Fund’s investments in the Surviving Fund represented approximately 75% of the total assets of the Surviving Fund as of February 29, 2024, the Adviser believes the Reorganization represents the most efficient and shareholder beneficial approach to ending this fund-of-funds structure, rather than the liquidation of the Reorganizing Fund or the redemption of the Reorganizing Fund’s position in the Surviving Fund, which would result in a taxable event for Reorganizing Fund shareholders.
•
The Reorganizing Fund will transfer all or substantially all of the Reorganizing Fund’s assets (which consist almost entirely of shares of the Surviving Fund) to the Surviving Fund, and the Surviving Fund will issue new shares to the Reorganizing Fund. Immediately following the Reorganization, the Surviving Fund will continue to invest the same assets pursuant to the same strategies it currently implements, and the Reorganizing Fund shareholders will maintain the same exposure to these investments as direct investors in the Surviving Fund. The Adviser believes the proposed Reorganization is in the best interests of the Reorganizing Fund and Surviving Fund and the interests of the existing Reorganizing Fund and Surviving Fund shareholders would not be diluted as a result of the Reorganization.
•
The Reorganizing Fund’s shareholders will become shareholders of the Surviving Fund that, as compared to the Reorganizing Fund, has lower gross total operating expenses and the same or lower net total expenses for each share class. The Surviving Fund’s net total operating expenses could increase after the expiration of the Surviving Fund’s expense limitation agreement on August 1, 2025, if such expense limitation agreement is not renewed. In addition, because the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Reorganizing Fund’s historical performance generally tracks the Surviving Fund’s performance, with the exception of the 10-year average annual total return period, in which the Reorganizing Fund slightly outperformed the Surviving Fund, reflecting the period prior to creation of the Rule 12d1-1 fund-of-funds structure during which the Reorganizing Fund was managed pursuant to different investment strategies.

•
The Board considered the terms and conditions of the Plan of Reorganization (the “Plan”), including that the Reorganization will not dilute the interests of the shareholders of the Reorganizing Fund or the Surviving Fund because a Reorganizing Fund shareholder will become the owner of shares of the Surviving Fund having a total NAV equal to the total NAV of his or her holdings in the Reorganizing Fund on the date of the Reorganization, and the assets to be acquired by the Surviving Fund will have a total NAV equal to the total NAV of the Reorganizing Fund.
•
Although the Reorganizing Fund would bear trading costs related to repositioning the Reorganizing Fund’s portfolio in connection with the Reorganization, as the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Adviser does not anticipate any such repositioning to occur. In addition, the Surviving Fund’s investment objective, policies and strategies would not change as a result of the Reorganization.
•
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986. As such, shareholders of the Reorganizing Fund and the Surviving Fund are not expected to recognize gain or loss as a result of the Reorganization.
•
The Board considered that the Reorganization does not require, and would be completed without incurring the costs associated with, holding a special meeting of the Reorganizing Fund’s shareholders.
After careful consideration of these and other factors, the Board determined that the proposed Reorganization is in the best interests of the Reorganizing Fund and the Surviving Fund and that the interests of the existing shareholders of the Reorganizing Fund and the Surviving Fund would not be diluted as a result of the Reorganization. Please see the section entitled “Summary–Reasons for the Reorganization” in the attached Prospectus/Information Statement for more information regarding the Board’s considerations in determining to approve the Reorganization.
Who is the investment adviser to the Surviving Fund?
•
The investment adviser to both the Reorganizing Fund and the Surviving Fund is Federated Investment Management Company (“FIMCO” or the “Adviser”). In addition, the same portfolio managers are jointly and primarily responsible for the day-to-day management of both the Reorganizing Fund and the Surviving Fund.
How will the Reorganization affect my investment?
•
The total NAV of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the exchange of your shares. Pursuant to the Reorganization, the Surviving Fund will acquire all or substantially all of the assets of the Reorganizing Fund in exchange for shares of the Surviving Fund. Specifically, shareholders in the Institutional and Capital share classes of the Reorganizing Fund will receive the Institutional Shares of the Surviving Fund. Shareholders in the Service Shares of the Reorganizing Fund will receive Service Shares of the Surviving Fund as shown in the below chart:
Reorganizing Fund	Surviving Fund
Federated Hermes Institutional Prime Value Obligations Fund	Federated Hermes Institutional Prime Obligations Fund
Institutional Shares	Institutional Shares
Capital Shares	Institutional Shares
Service Shares	Service Shares

•
You will maintain the same exposure to the same investments you currently have indirectly through the fund-of-funds structure as a direct investor in the Surviving Fund following the proposed Reorganization.
•
The Reorganization is expected to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.
•
The Surviving Fund will be the legal and accounting survivor of the Reorganization.
•
The Reorganizing Fund will distribute to its shareholders any undistributed income and realized capital gains accumulated prior to the Reorganization. To the extent that the Reorganizing Fund would be in a net capital gain position prior to the Reorganization, the Reorganizing Fund would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated.

How will the Reorganization affect my fees?
Please see the table below reflecting the pre-Reorganization total annual operating expenses for the Reorganizing Fund and the Surviving Fund and their share classes, on a gross and net basis, and the anticipated post-Reorganization total annual operating expenses of the Surviving Fund classes, on both a gross and net basis. The Surviving Fund’s net total operating expenses could increase after the expiration of the Surviving Fund’s expense limitation agreement on August 1, 2025, if such expense limitation agreement is not renewed.
Amounts stated are subject to fee waivers and expense limitations as described in more detail in the section “Comparative Fee Tables” in the accompanying Prospectus/Information Statement.
PRE-REORGANIZATION
Reorganizing Fund		Surviving Fund
Federated Hermes Institutional Prime Value Obligations Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net	Federated Hermes Institutional Prime Obligations Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net
Institutional Shares	0.42%/0.20%	Institutional Shares	0.24%/0.20%
Capital Shares	0.67%/0.30%	Institutional Shares	0.24%/0.20%
Service Shares	0.67%/0.45%	Service Shares	0.49%/0.45%

POST-REORGANIZATION
Surviving Fund
Federated Hermes Institutional Prime Value Obligations Fund	Post-Reorganization Total Annual Operating Expenses Gross/Net
Institutional Shares	0.24%/0.20%
Service Shares	0.49%/0.45%
When will the Reorganization occur?
The Reorganization is expected to occur after the close of business on or about July 19, 2024.
Who will pay for the Reorganization?
The Adviser will pay the direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees), except that the Reorganizing Fund will bear direct shareholder communication expenses, such as the cost of printing and mailing the prospectus supplements and Prospectus/Information Statement relating to the Reorganization. In each case, the fees will be paid whether or not the Reorganization occurs. As these shareholder communication expenses relate to the Reorganizing Fund’s participation in the Reorganization, it is appropriate for the Reorganizing Fund to pay these expenses. Of note, in light of the current waiver positions of the Surviving Fund and the Reorganizing Fund, the Adviser anticipates most, if not all, of the direct shareholder communication expenses incurred as a result of the Reorganization will ultimately be borne by the Adviser, rather than by shareholders. These costs are estimated at $53,500, which is an estimated per share impact of less than $0.01.
In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, it is anticipated that the Reorganizing Fund will incur transaction expenses associated with the disposition of portfolio securities. As substantially all of the securities held by the Reorganizing Fund are investments in the Surviving Fund, the Adviser does not anticipate any such repositioning or associated trading costs.
Please refer to “Information About the Reorganization–Costs of Reorganization” in the attached Prospectus/Information Statement for more information.
Will my current account options transfer over to my new account?
Yes, the servicing features of your Reorganizing Fund account will transfer automatically to your Surviving Fund account. If you participate in automated or systematic account programs, these programs will continue in your new account with the Surviving Fund. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Reorganizing Fund or their financial representative, as applicable.

What should I do in connection with the Reorganization?
As of close of business on or about July 19, 2024, your Reorganizing Fund shares will automatically be exchanged for designated shares in the Surviving Fund. Please do not attempt to make the exchange into the Surviving Fund yourself in advance of the Reorganization. Doing so in advance of the Reorganization will result in a taxable event. Exchanges that occur as part of the Reorganization will be tax-free. Shareholders may continue to redeem or transfer out of the Reorganizing Fund prior to the Reorganization.
Whom do I call if I have questions about this Prospectus/Information Statement?
Please do not hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400, Option #4.
Thank you in advance for your continued support of the Federated Hermes Funds.
Approval of the Reorganization by the Board of Trustees
After careful consideration, the Board of Trustees of the Reorganizing Fund and the Surviving Fund have unanimously approved the Reorganization. We encourage you to read the enclosed materials carefully.

PROSPECTUS/INFORMATION STATEMENT
June 4, 2024
RELATING TO THE ACQUISITION OF THE ASSETS OF
FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND
A Portfolio of Federated Hermes Money Market Obligations Trust
Institutional Shares

Service Shares
Capital Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND
A Portfolio of Federated Hermes Money Market Obligations Trust
Institutional Shares

Service Shares
Federated Hermes Funds

4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUIRED TO SEND US A PROXY

This Prospectus/Information Statement describes the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Hermes Institutional Prime Value Obligations Fund (the “Reorganizing Fund”), with and into Federated Hermes Institutional Prime Obligations Fund (the “Surviving Fund”) each a portfolio of Federated Hermes Money Market Obligations Trust (the “Trust”). Under the Plan, the Reorganizing Fund would transfer all or substantially all of its assets to the Surviving Fund, in exchange for Shares of the Surviving Fund. The Surviving Fund is expected to be the legal and accounting survivor in the Reorganization. Shares of the Surviving Fund will be distributed pro rata by the Reorganizing Fund to its shareholders in complete liquidation and dissolution/termination of the Reorganizing Fund. As a result of the Reorganization, each shareholder holding shares of the Reorganizing Fund will become a shareholder of shares of the Surviving Fund, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Reorganizing Fund on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Information Statement, the Reorganizing Fund and the Surviving Fund may be referred to individually as the “Fund,” as applicable, and, collectively, as the “Funds.”
The Board of Trustees (the “Board”) of the Reorganizing Fund and the Surviving Fund has determined that the Reorganization is in the best interests of the Reorganizing Fund, and that interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization. Information on the rationale for the Reorganization is included in this Prospectus/Information Statement in the section entitled “Summary–Reasons for the Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary–Tax Consequences” and “Information about the Reorganization–Federal Income Tax Consequences” in this Prospectus/Information Statement. However, the Reorganizing Fund will distribute any undistributed income and realized capital gains, if any, prior to the Reorganization to its shareholders.

The Reorganizing Fund’s investment objective is to provide current income consistent with stability of principal and liquidity. The Surviving Fund’s investment objective is to provide current income consistent with stability of principal. For a more detailed comparison of the investment objectives, policies, limitations, and risks of the Reorganizing Fund with those of the Surviving Fund, see the section entitled “Comparisons and Details About the Reorganizing Fund and the Surviving Fund” in this Prospectus/Information Statement.
This Prospectus/Information Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Information Statement is accompanied by the Prospectus for the Surviving Fund, dated September 30, 2023 (File Nos. 033-31602 and 811-05950), which is incorporated herein by reference. The Statement of Additional Information (“SAI”) dated, June 4, 2024, relating to this Prospectus/Information Statement, contains additional information and has been filed by the Surviving Fund with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.
A Prospectus and SAI for the Reorganizing Fund, dated September 30, 2023 (File Nos. 033-31602 and 811-05950), have been filed with the SEC and are incorporated herein by reference.
In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Information Statement):
1.
Statement of Additional Information for the Surviving Fund dated September 30, 2023; (File Nos. 033-31602 and 811-05950);
2.
Annual Report for the Reorganizing Fund dated July 31, 2023; (File Nos. 033-31602 and 811-05950);
3.
Annual Report for the Surviving Fund dated July 31, 2023; (File Nos. 033-31602 and 811-05950);
4.
Semi-Annual Report for the Reorganizing Fund dated January 31, 2024; (File Nos. 033-31602 and 811-05950); and
5.
Semi-Annual Report for the Surviving Fund January 31, 2024; (File Nos. 033-31602 and 811-05950).
Copies of these materials and other information about the Reorganizing Fund and the Surviving Fund may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the Reorganizing Fund and the Surviving Fund are available on the EDGAR Database on the SEC’s website at sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.
Important Notice Regarding the Availability of Reorganization Materials: This Prospectus/Information Statement is available online at federatedhermes.com/us/customer-service/investor-support/proxy-statements-faq-and-current-information.do. On this website, you also will be able to access any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

SHAREHOLDER APPROVAL IS NOT REQUIRED TO EFFECT THE REORGANIZATION. NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.
THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/INFORMATION STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement or incorporated by reference into this Prospectus/Information Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Information Statement as Annex A. The prospectus of the Surviving Fund accompanies this Prospectus/Information Statement. The Surviving Fund operates as a “Floating Net Asset Value” money market fund. The share price will fluctuate. It is possible to lose money by investing in the Surviving Fund.
Reorganizing Fund	Surviving Fund
Federated Hermes Institutional Prime Value Obligations Fund	Federated Hermes Institutional Prime Obligations Fund
Institutional Shares	Institutional Shares
Capital Shares	Institutional Shares
Service Shares	Service Shares

SUMMARY OF THE PLAN
Under the Plan, the Reorganizing Fund will transfer all, or substantially all, of its assets to the Surviving Fund in exchange for Shares of the Surviving Fund as reflected in the table above. The Reorganizing Fund will not transfer deferred or prepaid expenses, to the extent that they do not have a continuing value to the Surviving Fund, and which are not expected to be material in amount. The Reorganizing Fund will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, the Reorganizing Fund will set aside cash to satisfy its remaining liabilities, which cash will be placed in a “closed fund pool” used to pay the expenses and not be transferred to the Surviving Fund. If, after the closing date of the Reorganization (the “Closing Date”), additional cash in excess of accrued expenses recorded on the Reorganizing Fund’s books on or before the Closing Date are received by or returned to the Reorganizing Fund, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Adviser (as defined below) and its affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by the Surviving Fund as the surviving fund. Moreover, any amounts received or returned that are not retained by the Adviser or its affiliates should be remitted to the Surviving Fund as the surviving fund. The Surviving Fund is expected to be the legal and accounting survivor of the Reorganization. The Shares will be distributed pro rata by the Reorganizing Fund to its shareholders in complete liquidation, dissolution and termination of the Reorganizing Fund. As a result of the Reorganization, each shareholder of the Reorganizing Fund’s Institutional Shares and Capital Shares will become the shareholder of Institutional Shares of the Surviving Fund and each shareholder of the Reorganizing Fund’s Service Shares will become the shareholder of Service Shares of the Surviving Fund, as reflected in the table above, having a total net asset value (“NAV”) equal to the total NAV of the shareholder’s holdings in the Reorganizing Fund on the date of the Reorganization.
For more complete information, please read this Prospectus/Information Statement as well as the prospectuses and statements of additional information (“SAIs”) for the Reorganizing Fund–Institutional Shares, Service Shares and Capital Shares dated September 30, 2023, and the Surviving Fund–Institutional Shares and Service Shares dated September 30, 2023, as well as the SAI relating to this Prospectus/Information Statement. A copy of the prospectus of the Surviving Fund accompanies this Prospectus/Information Statement. The SAI related to this Prospectus/Information Statement can be obtained without charge by writing or by calling the Funds at the address and telephone number shown on the previous pages.
REASONS FOR THE REORGANIZATION
The investment adviser to both the Reorganizing Fund and the Surviving Fund is Federated Investment Management Company (“FIMCO” or the “Adviser”).
As of February 29, 2024, the total net assets were $15.3 billion for the Reorganizing Fund and $21.4 billion for the Surviving Fund.
There are no material differences between the Reorganizing Fund’s non-fundamental investment objective and the Surviving Fund’s fundamental investment objective, although the Reorganizing Fund’s investment objective includes the phrase “and liquidity” whereas the Surviving Fund’s investment objective does not include that phrase. The Board considered that, as institutional money market funds, each Fund is subject to the same liquidity requirements under

Rule 2a-7 and thus liquidity is an implied objective given the nature of the Surviving Fund. The Reorganizing Fund’s investment objective is to provide current income consistent with stability of principal and liquidity. The Surviving Fund’s investment objective is to provide current income consistent with stability of principal. The Reorganizing Fund’s investment objective may be changed by the Board without shareholder approval.
The Surviving Fund invests primarily in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks and corporations in the U.S. and other countries and the U.S. government; and (2) mature in 397 days or less.
The Reorganizing Fund invests substantially all of its net assets in the Institutional Shares of the Surviving Fund, an affiliated institutional money market fund with substantially similar investment objectives and strategies as the Reorganizing Fund. The Reorganizing Fund’s investment in the Surviving Fund is made in a fund of funds structure pursuant to Rule 12d1-1 of the Investment Company Act of 1940, as amended (“1940 Act”).
In instances where the Reorganizing Fund is unable to invest all of its net assets in the Surviving Fund (for example, due to late-day purchases or trades) the Reorganizing Fund will invest its excess cash in overnight repurchase agreements or other eligible securities, in the discretion of the Reorganizing Fund’s investment adviser. In pursuing its investment objective and implementing its investment strategies, each Fund will comply with Rule 2a-7 under the 1940 Act (“Rule 2a-7”).
There are no material differences between the fundamental investment limitations of the Reorganizing Fund and the Surviving Fund. The Reorganizing Fund and the Surviving Fund each have substantially similar investment risks.
The Reorganization was recommended to the Board because the Adviser believes that the Reorganization represents the most efficient and shareholder beneficial approach to ending this fund-of-funds structure prior to the new requirement for institutional money market funds such as the Reorganizing Fund and the Surviving Fund to adopt procedures to implement mandatory liquidity fees by October 2, 2024. The Adviser also believes the proposed Reorganization is more beneficial to shareholders than the liquidation of the Reorganizing Fund or the redemption of the Reorganizing Fund’s position in the Surviving Fund, which would result in a taxable event for Reorganizing Fund shareholders. Shareholders of the Reorganizing Fund will receive shares of the Surviving Fund that, as compared to the Reorganizing Fund, have lower gross total operating expenses and the same or lower net total expenses for each share class. The Surviving Fund’s net total operating expenses could increase after the expiration of the Fund’s expense limitation agreement on August 1, 2025, if such expense limitation agreement is not renewed. In addition, because the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Reorganizing Fund’s historical performance generally tracks the Surviving Fund’s performance, with the exception of the 10-year average annual total return period, in which the Reorganizing Fund slightly outperformed the Surviving Fund, reflecting the period prior to creation of the Rule 12d1-1 fund-of-funds structure during which the Reorganizing Fund was managed pursuant to different investment strategies.
The Reorganization does not require approval by the Reorganizing Fund’s shareholders.
With respect to Reorganization-related expenses:
•
The Adviser will pay the direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees), except that the Reorganizing Fund will pay direct shareholder communication expenses (e.g., the cost associated with printing and mailing the prospectus supplements and Prospectus/Information Statement) associated with the Reorganization estimated at $53,500 (or an estimated $0.01 per share). In each case, the fees will be paid whether or not the Reorganization occurs. Of note, in light of the current waiver positions of the Surviving Fund and the Reorganizing Fund, the Adviser anticipates most, if not all, of the direct shareholder communication expenses incurred as a result of the Reorganization will ultimately be borne by the Adviser, rather than by shareholders.
•
The Surviving Fund will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis.
•
Although the Reorganizing Fund would bear trading costs related to repositioning the Reorganizing Fund’s portfolio, as the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Adviser does not anticipate any such repositioning to occur.
There will be no dilution to the Reorganizing Fund’s shareholders as a result of the Reorganization, because each of the Reorganizing Fund’s shareholders will become the owner of shares of the Surviving Fund having a total NAV equal to the total NAV of each shareholder’s holdings in the Reorganizing Fund on the date of the Reorganization.

The Reorganizing Fund’s shareholders will be receiving shares in a fund with lower anticipated gross and net total expenses. The Surviving Fund’s net total operating expenses could increase after the expiration of the Fund’s expense limitation agreement on August 1, 2025, if such expense limitation agreement is not renewed.
The Surviving Fund is expected to benefit from the Reorganization as compared to other alternatives because the Surviving Fund will maintain its current assets rather than redeem all Surviving Fund shares owned by the Reorganizing Fund if the Reorganizing Fund were in the alternative to liquidate or otherwise redeem its positions in the Surviving Fund.
The Adviser and its affiliates will also benefit from the Reorganization as a result of the assets of the Surviving Fund remaining unchanged (which would enable the Adviser and its affiliates to maintain a comparable level of asset-based fee revenue from the Surviving Fund) as compared to if the Reorganizing Fund were in the alternative to liquidate. Except for this benefit, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization.
In considering these benefits to the Adviser, with respect to the Reorganizing Fund, the Adviser considered the fact that, instead of reorganizing the Reorganizing Fund in a Reorganization that the Adviser believes will be beneficial to the Reorganizing Fund’s shareholders, the Adviser and its affiliates could have proposed to liquidate the Reorganizing Fund, which would have been a taxable event for Reorganizing Fund shareholders.
Given the above factors, the Adviser believes that the bulk of the benefits of the Reorganization favor the Reorganizing Fund and its shareholders, as opposed to the Adviser and its affiliates, and that the Reorganization is in the best interests of the Reorganizing Fund and the Surviving Fund.
In consideration of the foregoing and other information in this Prospectus/Information Statement, the Board, including all of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Reorganizing Fund and the Surviving Fund, and that the interests of the existing shareholders of the Reorganizing Fund and the Surviving Fund will not be diluted as a result of the Reorganization.
TAX CONSEQUENCES
Shareholders generally will not incur capital gains or losses on the exchange of shares of the Reorganizing Fund for shares of the Surviving Fund as a result of the Reorganization. However, shareholders may incur capital gains or losses if they sell their shares of the Reorganizing Fund before the Reorganization becomes effective or sell their shares of the Surviving Fund after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders of the Reorganizing Fund will be responsible for any taxes payable in connection with taxable distributions, if any, made by the Reorganizing Fund immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that the Reorganizing Fund will transfer most, if not all, of its then existing portfolio to the Surviving Fund pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of the Reorganizing Fund result in the Reorganizing Fund having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. Consequently, because the Reorganizing Fund anticipates transferring most, if not all, of its securities to the Surviving Fund pursuant to the Reorganization, the Reorganizing Fund is not anticipated to incur material trading costs in connection with the Reorganization.
As of July 31, 2023, its last fiscal year end for which audited financial statements are available, the Reorganizing Fund had capital loss carryforwards totaling approximately $203,265. As of March 15, 2024, the Reorganizing Fund had estimated year-to-date realized gains of approximately $1,425,361, and net unrealized losses of approximately $3,753,491.
In comparison, the Surviving Fund had capital loss carryforwards totaling approximately $1,385,458 as of July 31, 2023, its last fiscal year for which audited financial statements are available. As of March 15, 2024, the Surviving Fund had estimated year-to-date realized losses of approximately $11 and net unrealized gains of approximately $2,890,298.
Shareholders of the Reorganizing Fund should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.

PURCHASE AND REDEMPTION PROCEDURES
The procedures for purchasing and redeeming shares of the Reorganizing Fund are substantially similar to those for purchasing and redeeming shares of the Surviving Fund, except that the Surviving Fund ordinarily strikes its NAV at three different times each business day at 8:00 a.m.,12:00 Noon and 3:00 p.m. Eastern time, while the Reorganizing Fund ordinarily only strikes its NAV once a day at 3:00 p.m. Eastern time. However, due to the recent amendments to Rule 2a-7, the Board approved the conversion of the Surviving Fund to a single-strike floating NAV fund, to be effective on or about July 22, 2024, in response to operational challenges posed by implementing mandatory liquidity fees in a multi-strike NAV fund, including communication from the Surviving Fund’s transfer agent that this functionality may not be supported. The removal of this difference between the Reorganizing Fund and the Surviving Fund further supports ending this Rule 12d1-1 fund-of-funds structure through the proposed Reorganization. See the section entitled “Purchase and Redemption Procedures” below for more information regarding these procedures.
The transfer agent and dividend-disbursing agent for each Fund is SS&C GIDS, Inc. Procedures for the purchase, and redemption of the Reorganizing Fund’s shares are the same as those applicable to the purchase and redemption of the Surviving Fund’s shares. Reference is made to the prospectuses of the Reorganizing Fund and the Surviving Fund, each dated September 30, 2023, each of which is incorporated herein by reference, for a complete description of the purchase and redemption procedures applicable to purchases and redemptions of the Reorganizing Fund’s shares and the Surviving Fund’s shares, respectively.
Exchanges between the Funds and another Federated Hermes fund are not permitted.
Please note that if you participate in automated or systematic account programs in the Reorganizing Fund, these programs will continue in your new account with the Surviving Fund. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Reorganizing Fund or their financial representative, as applicable.
COMPARISONS AND DETAILS ABOUT THE REORGANIZING FUND AND THE SURVIVING FUND
COMPARATIVE FEE TABLES
Like all mutual funds, the Reorganizing Fund and the Surviving Fund incur certain expenses in their operations and, as an investor, you pay fees and expenses to buy and hold shares of a fund. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities.
You will not pay any sales charges in connection with the Reorganization.
Set forth in the tables below is information regarding the current fees and expenses incurred by Institutional Shares, Service Shares and Capital Shares of the Reorganizing Fund, the Institutional Shares and Service Shares of the Surviving Fund, and the anticipated pro forma fees for the Institutional Shares and Service Shares of the Surviving Fund after giving effect to the Reorganization. It is anticipated that the Surviving Fund will be the legal and accounting survivor after the Reorganization.
The total gross and net operating expenses of the Surviving Fund for each share class, including on a pro forma basis after giving effect to the Reorganization, are the same or lower than those of the corresponding share class of the Reorganizing Fund. The Surviving Fund’s net total operating expenses could increase after the expiration of the Fund’s expense limitation on August 1, 2025 if such expense limitation agreement is not renewed.

FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND (“PVOF”)–Institutional SHARES
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND (“POF”)–Institutional Shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Institutional Shares (IS) of PVOF for the semi-annual period ended January 31, 2024; (2) the actual fees and expenses for the Institutional Shares (IS) of POF for the semi-annual period ended January 31, 2024; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of POF on a combined basis after giving effect to the Reorganization.
This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares (IS) of PVOF and Institutional Shares (IS) of POF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial professional, below under “Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and in “Annex C” to this Prospectus/Information Statement.
Shareholder Fees	PVOF–IS	POF-IS	POF-IS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee[1]	0.15%	0.15%	0.15%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.09%[2]	0.09%[2]	0.09%[2]
Acquired Fund Fees and Expenses	0.18%	None	None
Total Annual Fund Operating Expenses[1]	0.42%	0.24%	0.24%
Fee Waivers and/or Expense Reimbursements[1,3]	(0.22%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.20%	0.20%	0.20%
1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated due to a reduction in the stated gross Management Fee for the Fund effective October 1, 2023.
2
 The IS classes of the Reorganizing Fund and the Surviving Fund may incur and pay certain service fees (shareholder services/account administration fees) of up to a maximum amount of 0.25%. No such fees are currently incurred and paid by the IS class of the Funds. The IS class of the Funds will not incur and pay such fees until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.20% (the “Fee Limit”) up to (but not including) the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, then the Termination Date will be extended up to (but not including) the later of (a) August 1, 2025, or (b) the first day of the month following the one year anniversary of the Closing Date.
The fees and expenses shown in the table above and the Example that follows include the fees and expenses of the Reorganizing Fund and the Reorganizing Fund’s share of the fees and expenses of the Federated Hermes Institutional Prime Obligations Fund (“Surviving Fund”), an affiliated money market fund in which the Reorganizing Fund invests all or substantially all of its assets. The Reorganizing Fund invests in the Institutional Shares of the Surviving Fund, which do not currently charge any distribution, shareholder servicing or account administration fees. Both the Reorganizing Fund and the Surviving Fund have investment advisory agreements with the Adviser by which the Adviser is entitled to a management fee of 0.15% of the respective fund’s average daily net assets. However, to avoid charging duplicative fees, the Adviser will waive and/or reimburse the Reorganizing Fund’s Management Fee with respect to the amount of its net assets invested in the Surviving Fund. The Reorganizing Fund’s proportionate share of the fees and expenses of the Surviving Fund (including Management Fees) are reflected in the table above as Acquired Fund Fees and Expenses. The Adviser will also waive and/or reimburse the Reorganizing Fund’s Management Fee and other expenses to the extent necessary to abide by the above “Fee Limit.”

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
PVOF–Institutional Shares	$43	$135	$235	$530
POF–Institutional Shares	$25	$77	$135	$306
POF–Institutional Shares, Pro Forma Combined	$25	$77	$135	$306

FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND (“PVOF”)–Capital SHARES
FEDERATED HERMES Institutional Prime Obligations Fund (“POF”)–Institutional Shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Capital Shares (CAP) of PVOF for the semi-annual period ended January 31, 2024; (2) the actual fees and expenses for the Institutional Shares (IS) of POF for the semi-annual period ended January 31, 2024; and (3) the pro forma fees and expenses of the Institutional Shares (IS) of POF on a combined basis after giving effect to the Reorganization.
This table describes the fees and expenses that you may pay if you buy, hold and sell Capital Shares (CAP) of PVOF and Institutional Shares (IS) of POF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial professional, below under “Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and in “Annex C” to this Prospectus/Information Statement.
Shareholder Fees	PVOF–CAP	POF–IS	POF-IS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee[1]	0.15%	0.15%	0.15%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.34%	0.09%[2]	0.09%[2]
Acquired Fund Fees and Expenses	0.18%	None	None
Total Annual Fund Operating Expenses[1]	0.67%	0.24%	0.24%
Fee Waivers and/or Expense Reimbursements[1]	(0.37%)[3]	(0.04%)[4]	(0.04%)[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.30%	0.20%	0.20%
1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated due to a reduction in the stated gross Management Fee effective October 1, 2023.
2
 The IS class of the Surviving Fund may incur and pay certain service fees (shareholder services/account administration fees) of up to a maximum amount of 0.25%. No such fees are currently incurred and paid by the IS class of the Surviving Fund. The IS class of the Surviving Fund will not incur and pay such fees until such time as approved by the Surviving Fund’s Board of Trustees (the “Trustees”).
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s CAP class (after the voluntary waivers and/or reimbursements) will not exceed 0.30% (the “Fee Limit”) up to (but not including) the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees If this Reorganization is approved, then the Termination Date will be extended up to (but not including) the later of (a) August 1, 2025, or (b) the first day of the month following the one year anniversary of the Closing Date.
4
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.20% (the “Fee Limit”) up to (but not including) the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, then the Termination Date will be extended up to (but not including) the later of (a) August 1, 2025, or (b) the first day of the month following the one year anniversary of the Closing Date.

The fees and expenses shown in the table above and the Example that follows include the fees and expenses of the Reorganizing Fund and the Reorganizing Fund’s share of the fees and expenses of the Federated Hermes Institutional Prime Obligations Fund (“Surviving Fund”), an affiliated money market fund in which the Reorganizing Fund invests all or substantially all of its assets. The Reorganizing Fund invests in the Institutional Shares of the Surviving Fund, which do not currently charge any distribution, shareholder servicing or account administration fees. Both the Reorganizing Fund and the Surviving Fund have investment advisory agreements with the Adviser by which the Adviser is entitled to a management fee of 0.15% of the respective fund’s average daily net assets. However, to avoid charging duplicative fees, the Adviser will waive and/or reimburse the Reorganizing Fund’s Management Fee with respect to the amount of its net assets invested in the Surviving Fund. The Reorganizing Fund’s proportionate share of the fees and expenses of the Surviving Fund (including Management Fees) are reflected in the table above as Acquired Fund Fees and Expenses. The Adviser will also waive and/or reimburse the Reorganizing Fund’s Management Fee and other expenses to the extent necessary to abide by the above “Fee Limit.”
Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
PVOF–Capital Shares	$68	$214	$373	$835
POF–Institutional Shares	$25	$77	$135	$306
POF–Institutional Shares, Pro Forma Combined	$25	$77	$135	$306

FEDERATED HERMES institutional Prime value obligations fund (“pvof”)–Service SHARES
FEDERATED HERMES institutional prime obligations fund (“pof”)–service Shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Service Shares (SS) of PVOF for the semi-annual period ended January 31, 2024; (2) the actual fees and expenses for the Service Shares (SS) of POF for the semi-annual period ended January 31, 2024; and (3) the pro forma fees and expenses of the Service Shares (SS) of POF on a combined basis after giving effect to the Reorganization.
This table describes the fees and expenses that you may pay if you buy, hold and sell Service Shares (SS) of PVOF and Service Shares (SS) of POF. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these and other discounts is available from your financial professional, below under “Advisory Fees, Service Fees, Shareholder Fees and Other Expenses” and in “Annex C” to this Prospectus/Information Statement.
Shareholder Fees	PVOF–SS	POF–SS	POF-SS Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee[1]	0.15%	0.15%	0.15%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.34%	0.34%	0.34%
Acquired Fund Fees and Expenses	0.18%	0.00%	0.00%
Total Annual Fund Operating Expenses[1]	0.67%	0.49%	0.49%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.22%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%	0.45%	0.45%
1
 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated due to a reduction in the stated gross Management Fee for the Reorganizing Fund effective October 1, 2023.
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Surviving Fund, if any) paid by the Surviving Fund’s SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.45% (the “Fee Limit”) up to (but not including) the later of (the “Termination Date”): (a) October 1, 2024; or (b) the date of the Surviving Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Surviving Fund’s Board of Trustees. If this Reorganization is approved, then the Termination Date will be extended up to (but not including) the later of (a) August 1, 2025, or (b) the first day of the month following the one year anniversary of the Closing Date.
The fees and expenses shown in the table above and the Example that follows include the fees and expenses of the Reorganizing Fund and the Reorganizing Fund’s share of the fees and expenses of the Federated Hermes Institutional Prime Obligations Fund (“Surviving Fund”), an affiliated money market fund in which the Reorganizing Fund invests all or substantially all of its assets. The Reorganizing Fund invests in the Institutional Shares of the Surviving Fund, which do not currently charge any distribution, shareholder servicing or account administration fees. Both the Reorganizing Fund and the Surviving Fund have investment advisory agreements with the Adviser by which the Adviser is entitled to a management fee of 0.15% of the respective fund’s average daily net assets. However, to avoid charging duplicative fees, the Adviser will waive and/or reimburse the Reorganizing Fund’s Management Fee with respect to the amount of its net assets invested in the Surviving Fund. The Reorganizing Fund’s proportionate share of the fees and expenses of the Surviving Fund (including Management Fees) are reflected in the table above as Acquired Fund Fees and Expenses. The Adviser will also waive and/or reimburse the Reorganizing Fund’s Management Fee and other expenses to the extent necessary to abide by the above “Fee Limit.”

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
PVOF–Service Shares	$68	$214	$373	$835
POF–Service Shares	$50	$157	$274	$616
POF–Service Shares, Pro Forma Combined	$50	$157	$274	$616
COMPARISON OF POTENTIAL RISK AND RETURNS: PERFORMANCE INFORMATION
As shown in the table below, with respect to the 10-year period ended December 31, 2023, the Surviving Fund Institutional Shares slightly underperformed the Reorganizing Fund Institutional Shares. However, with respect to the 1- and 5-year periods, ended December 31, 2023, the Surviving Fund Institutional Shares performance was the same as the Reorganizing Fund Institutional Shares. With respect to yearly returns, Surviving Fund Institutional Shares performance was the same as the Reorganizing Fund Institutional Shares from 2018 onwards following the fund-of-fund investment first occurring in 2017.
(For the periods ended December 31, 2023)
	1 Year	5 Year	10 Year
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	5.29%	1.96%	1.35%
Federated Hermes Institutional Prime Obligations Fund, Institutional Shares	5.29%	1.96%	1.32%

Federated Hermes Institutional Prime Value Obligations Fund
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Reorganizing Fund and are intended to help you analyze the Reorganizing Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Reorganizing Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods. The Reorganizing Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Reorganizing Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Reorganizing Fund’s IS class total return for the three-month period from January 1, 2024 to March 31, 2024 was 1.31%.
Within the periods shown in the bar chart, the Reorganizing Fund’s IS class highest quarterly return was 1.43% (quarter ended December 31, 2023). Its lowest quarterly return was (0.01)% (quarter ended March 31, 2022).
Average Annual Total Return Table
The following table represents the Reorganizing Fund’s Average Annual Total Returns for the calendar period ended December 31, 2023.
Share Class	1 Year	5 Years	10 Years
IS:	5.29%	1.96%	1.35%
SS:	5.03%	1.77%	1.16%
CAP:	5.18%	1.87%	1.26%
The Fund’s IS, SS and CAP class 7-Day Net Yields as of December 31, 2023, were 5.45%, 5.20% and 5.35%, respectively. You may go to FederatedHermes.com/us or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

Federated Hermes Institutional Prime Obligations Fund
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Surviving Fund and are intended to help you analyze the Surviving Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Surviving Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods. The Surviving Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Surviving Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Surviving Fund’s IS class total return for the three-month period from January 1, 2024 to March 31, 2024 was 1.31%.
Within the period shown in the bar chart, the Surviving Fund’s IS class highest quarterly return was 1.43% (quarter ended December 31, 2023). Its lowest quarterly return was (0.01)% (quarter ended March 31, 2022).
Average Annual Total Return Table
The following table represents the Surviving Fund’s Average Annual Total Returns for the calendar period ended December 31, 2023.
Share Class	1 Year	5 Years	10 Years
IS:	5.29%	1.96%	1.32%
SS:	5.02%	1.77%	1.16%
The Fund’s IS and SS class 7-Day Net Yields as of December 31, 2023, were 5.45% and 5.20%, respectively. You may go to FederatedHermes.com/us or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

FINANCIAL HIGHLIGHTS
The Financial Highlights for the Reorganizing Fund and the Surviving Fund are included as Annex B to this Prospectus/Information Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For the Reorganizing Fund and the Surviving Fund, the information, except for the semi-annual report information, has been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with each Fund’s audited financial statements are included in each Fund’s Annual Report.
COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES
This section will help you compare the investment objectives and strategies of the Reorganizing Fund and the Surviving Fund.
There are no material differences between the Reorganizing Fund’s investment objective and the Surviving Fund’s investment objective, although the Reorganizing Fund’s investment objective includes the phrase “and liquidity” whereas the Surviving Fund’s investment objective does not include that phrase. The Board considered that, as institutional money market funds, each Fund is subject to the same liquidity requirements under Rule 2a-7 and thus liquidity is an implied objective given the nature of the Surviving Fund. The Reorganizing Fund’s non-fundamental investment objective is to provide current income consistent with stability of principal and liquidity. The Surviving Fund’s fundamental investment objective is to provide current income consistent with stability of principal.
The Reorganizing Fund invests substantially all of its net assets in the Institutional Shares of the Surviving Fund, an affiliated institutional money market fund with substantially similar investment objectives and strategies as the Reorganizing Fund. The Surviving Fund invests primarily in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks and corporations in the U.S. and other countries and the U.S. government; and (2) mature in 397 days or less.
The Funds have substantially similar principal risks.
There are no material differences between the fundamental investment limitations of the Reorganizing Fund and the Surviving Fund.

The following chart summarizes the investment objectives and strategies of the Reorganizing Fund and the Surviving Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses for the Reorganizing Fund and the Surviving Fund.
INVESTMENT OBJECTIVES AND STRATEGIES
Reorganizing Fund	Surviving Fund
Investment Objective: The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity. The investment objective may be changed by the Fund’s Board without shareholder approval.
Principal Investment Strategies: The Fund invests all or substantially all of its net assets in the Institutional Shares of the Underlying Fund, an affiliated institutional money market fund with substantially similar investment objectives and strategies as the Fund. The Fund’s investment in the Underlying Fund is made in a fund of funds structure pursuant to Rule 12d1-1 of the Investment Company Act of 1940, as
amended (“1940 Act”). The Fund invests in the Underlying Fund which primarily invests in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks and corporations in the U.S. and other countries and the U.S. government; and
(2) mature in 397 days or less.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits.
The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”).
Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support.
In instances where the Fund is unable to invest all of its net assets in the Underlying Fund (for example, due to late-day purchases or trades)
the Fund will invest its excess cash in overnight repurchase agreements or other eligible securities, in the discretion of the Fund’s investment adviser. In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the
Investment Company Act of 1940 (“Rule 2a-7”).

Investment Objective: The Fund’s investment objective is to provide current income consistent with stability of principal.
Principal Investment Strategies: The Fund invests primarily in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks and corporations in the U.S. and other countries and the U.S. government; and (2) mature in 397 days or less.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation
(“Freddie Mac”), the Federal National Mortgage Association (“Fannie
Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits.
The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”).
Finally, the Fund may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment
Company Act of 1940 (“Rule 2a-7”).

INDUSTRY CONCENTRATION
The Funds may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that each Fund will invest more than 25% of its total assets in the financial services industry.
TEMPORARY INVESTMENTS
The Reorganizing Fund may temporarily depart from its principal investment strategies, including its strategy of investing all or substantially all of its net assets in the Surviving Fund and its strategy of investing at least 25% of its assets in the financial services industry, by holding cash, shortening the portfolio’s WAM, or investing in any security that is an eligible security for purchase by money market funds. The Reorganizing Fund may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the Fund’s ability to achieve its investment objective.
The Surviving Fund may temporarily depart from its principal investment strategies, including its strategy of investing at least 25% of its assets in the financial services industry, by holding cash, shortening the portfolio’s WAM, or investing in any security that is an eligible security for purchase by money market funds. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Surviving Fund’s investment returns and/or the Surviving Fund’s ability to achieve its investment objective.
COMPARISON OF PRINCIPAL RISKS
The principal investment risks of the Reorganizing Fund and the Surviving Fund are provided in the chart below. Because the Reorganizing Fund and the Surviving Fund have substantially the same investment objective and substantially similar principal investment strategies, the principal risks of each Fund are substantially similar. Differences between the principal risks of the Funds track the differences in the principal investment strategies described above. In particular, the Reorganizing Fund includes Underlying Fund Risk because it invests in the Surviving Fund. The Surviving Fund does not include Underlying Fund Risk.
These similarities and differences are outlined below.
Pursuant to Rule 2a-7, the Funds are designated as “institutional” money market funds and are required to utilize current market-based prices (except as otherwise permitted to value individual portfolio securities with remaining maturities of 60 days or less at amortized cost in accordance with SEC guidance) to value portfolio securities and transact at a floating net asset value (“NAV”) that uses four-decimal-place precision ($1.0000), rather than utilize amortized cost accounting and transact at a stable $1.00 net asset value as it was permitted to do prior to October 14, 2016. In addition, pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) in July 2023, the Funds may impose discretionary liquidity fees on redemptions if the Funds’ Board determines that such liquidity fees are in the best interests of the Funds. Although not required, in the event that the Board of the Surviving Fund imposes liquidity fees, the Reorganizing Fund’s Board may separately impose corresponding liquidity fees on the Reorganizing Fund.
As institutional money market funds, the Funds will not be limited to institutional investors, but will continue to be available to retail investors as well.

All mutual funds take investment risks. Therefore, even though the Funds are money market funds, it is possible to lose money by investing in the Funds. Other than with respect to the presence of Underlying Fund Risk for the Reorganizing Fund in light of the fund-of-funds structure, the principal risks for the Reorganizing Fund and the Surviving Fund are identical, as evidenced by the table below. The primary factors that may negatively impact the Funds’ NAV, delay the payment of redemptions by the Funds, or reduce the Funds’ returns include:
PRINCIPAL RISKS
Reorganizing Fund	Surviving Fund
Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.	Issuer Credit Risk. Same.
Counterparty Credit Risk.
A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
Counterparty Credit Risk. Same.
Risk Related to the Economy.
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
Risk Related to the Economy. Same.
Interest Rate Risk.
Prices of fixed-income securities generally fall when interest rates rise.
Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Very low or negative interest rates magnify interest rate risk. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also is likely to be lower or the Fund may be unable to maintain a positive return, or yield.
Interest Rate Risk. Same.
Liquidity Risk.
Liquidity risk is the risk that the Fund will experience significant net redemptions of Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
Liquidity Risk. Same.
Concentration Risk.
Because the Fund concentrates its investments in one industry by investing more than 25% of its total assets in the financial services industry, its performance depends in large part on the performance of that industry. As a result, the value of an investment may fluctuate more widely since it is more susceptible to market, economic, political, regulatory, and other conditions and risks affecting that industry than a fund that invests more broadly across industries and sectors.
Concentration Risk. Same.
Call Risk.
The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
Call Risk. Same.

PRINCIPAL RISKS
Reorganizing Fund	Surviving Fund
Credit Enhancement Risk.
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, a security credit enhanced by such credit enhancement provider also may be
downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit.
Credit Enhancement Risk. Same.
Risk of Foreign Investing.
Because the Fund invests in securities issued by foreign companies and national governments, the Fund may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Risk of Foreign Investing. Same.
Prepayment and Extension Risk.
The Fund may invest in asset-backed and mortgage-backed securities, which may be subject to prepayment risk. If interest rates fall, and unscheduled prepayments on such securities accelerate, the Fund will be required to reinvest the proceeds at the lower interest rates then available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.
Prepayment and Extension Risk. Same.
Risk Associated with Investing Share Purchase Proceeds.
On days during which there are net purchases of Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund’s yield to increase. In the event of significant changes in short-term yields or significant net purchases, the
Fund retains the discretion to close to new investments. However, the
Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
Risk Associated with Investing Share Purchase Proceeds. Same.
Risk Associated with Amortized Cost.
Under existing SEC guidance, the Fund will value its individual portfolio securities with remaining maturities of 60 days or less using its amortized cost price when such price is approximately the same (as determined by policies adopted by the Fund’s Board) as its fair market price (“shadow price”). If a security’s shadow price is not approximately the same as its amortized cost price, the Fund will generally use the shadow price to value that security. In such cases, the use of the shadow price could cause the Fund’s NAV to fluctuate. See “Floating
Net Asset Value Money Market Risk” below.
Risk Associated with Amortized Cost. Same.
Additional Factors Affecting Yield.
There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation.
Further, the Fund’s yield will vary. Periods of very low or negative interest rates impact, in a negative way, the Fund’s ability to maintain a positive return, or yield, or pay dividends to Fund shareholders.
Additional Factors Affecting Yield. Same.

PRINCIPAL RISKS
Reorganizing Fund	Surviving Fund
Underlying Fund Risk.
The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by the
Underlying Fund and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying
Fund to achieve its investment objectives.
No corresponding risk factor.
Large Shareholder Risk.
A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Adviser or an affiliate of the Adviser may have investment discretion. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund or the Underlying Fund to buy or sell securities at inopportune times in order to meet purchase or redemption requests.
Investments in the Fund by other investment companies also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquiring fund. For example, a conflict of interest can arise due to the possibility that the investment adviser to the acquiring fund could make a decision to redeem the acquiring fund’s investment in the Fund. In the case of an investment by an affiliated fund, a conflict of interest can arise if, because of the acquiring fund’s investment in the Fund, the Fund is able to garner more assets from third-party investors, thereby growing the Fund and increasing the management fees received by the Adviser, which could also be the investment adviser to the acquiring fund.
Large Shareholder Risk. Same.
Floating Net Asset Value Money Market Risk.
The Fund will not maintain a constant NAV per share. The value of the
Fund’s shares will be calculated to four decimal places and will fluctuate reflecting the value of the portfolio of investments held by the
Fund. It is possible to lose money by investing in the Fund.
Floating Net Asset Value Money Market Risk. Same.
Liquidity Fees Risk.
Pursuant to rules adopted by the SEC in July 2023, the Fund and the
Underlying Fund will be able to impose discretionary liquidity fees on redemptions subject to a determination by that fund’s Board that such a liquidity fee is in the fund’s best interests. If that fund’s Board, including a majority of the independent Trustees, determines that imposing a liquidity fee is in that fund’s best interests, that fund may impose discretionary liquidity fees of up to 2% of the value of the shares redeemed.
Liquidity Fees Risk. Same.
Technology Risk.
The Adviser uses various technologies in managing the Fund,
consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
Technology Risk. Same.

COMPARISON OF INVESTMENT LIMITATIONS AND POLICIES
The Reorganizing Fund and the Surviving Fund have fundamental investment limitations which cannot be changed without shareholder approval. The Reorganizing Fund and the Surviving Fund also have non-fundamental investment limitations which may be changed by either the Reorganizing Fund’s or the Surviving Fund’s Board without shareholder approval. With respect to each Fund’s fundamental policy relating to lending, neither Fund is permitted to make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests. However, the Reorganizing Fund’s fundamental policy also includes references to entering into derivative contracts and making loans to affiliated investment companies in accordance with SEC exemptive relief. Though the Surviving Fund’s prospectus and statement of additional information are silent on these items, the Adviser does not believe that this reflects a difference in the effect or application of this fundamental policy. As money market funds, neither Fund includes any prospectus or statement of additional information disclosure relating to the use of derivatives, other than this reference within the fundamental policy of the Reorganizing Fund. The noted SEC exemptive relief is available to all Federated Hermes funds, including the Surviving Fund, though it has never been implemented in practice by either Fund. The Adviser believes these disclosure differences likely reflect minor changes to the Federated Hermes family of funds template disclosure over time and, at a most conservative reading, would apply greater protections to the Surviving Fund shareholders than are currently available to the Reorganizing Fund shareholders as a result of the omission of these additional exceptions from the Reorganizing Fund fundamental policy relating to lending.
The following chart compares the fundamental and non-fundamental investment limitations of the Reorganizing Fund and the Surviving Fund. “Fundamental” investment limitations and policies are those that cannot be changed unless authorized by the Board and by the “vote of a majority of a fund’s outstanding voting securities,” as defined by the 1940 Act. “Non-fundamental” investment limitations and policies are those that can be changed by authorization of the Board without shareholder approval.
INVESTMENT LIMITATIONS AND POLICIES
Reorganizing Fund	Surviving Fund
Diversification (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Diversification of Investments (fundamental) Same.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment
Company Act of 1940 (“1940 Act”).
Borrowing Money and Issuing Senior Securities (fundamental) Same.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an
orderly manner.
Investing in Real Estate (fundamental) Same.
Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.	Investing in Commodities (fundamental) Same.

INVESTMENT LIMITATIONS AND POLICIES
Reorganizing Fund	Surviving Fund
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities
Act of 1933.
Underwriting (fundamental) Same.
Lending (fundamental)
The Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt
obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation
interests.The Underlying Fund may not make loans, provided that this restriction does not prevent the Underlying Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending Cash or Securities (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration (fundamental)
The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the
Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.
Concentration of Investments (fundamental) Same.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral
arrangements in connection with permissible activities.
Pledging Assets (non-fundamental) Same.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the
Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Purchases on Margin (non-fundamental) Same.
Illiquid Securities (non-fundamental)
The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.
Illiquid Securities (non-fundamental) Same.

INVESTMENT LIMITATIONS AND POLICIES
Reorganizing Fund	Surviving Fund
Additional Information (non-fundamental)
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a
U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”
In applying the Fund’s concentration limitation, the Adviser: (a) deems the financial services industry to include the group of industries in the financial services sector, and the financial services sector to include banks, broker-dealers and financial companies; (b) divides utility companies according to their services (for example, gas, gas transmission, electric and telephone); (c) classifies financial companies according to the end users of their services (for example, automobile finance, bank finance and diversified finance); (d) classifies asset-backed securities according to the underlying assets securing such securities; and (e) deems investment in certain industrial development bonds funded by activities in a single industry to constitute investment in an industry. The Adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party provider used by the Adviser does not assign a classification.
Additional Information (non-fundamental) Same.

INVESTMENT LIMITATIONS AND POLICIES
Reorganizing Fund	Surviving Fund
Regulatory Compliance (non-fundamental)
The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the
1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the “Rule”), which regulates money market mutual funds. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.
In July 2023, the SEC adopted a number of requirements, including the ability to impose discretionary liquidity fees for money market funds based on a determination by the Fund’s Board that the imposition of such a liquidity fee would be in the Fund’s best interests.
Pursuant to rules adopted by the SEC in July 2023, the Fund, beginning on October 2, 2023, will be able to impose discretionary liquidity fees on redemptions, subject to a determination by the Fund’s Board that such a liquidity fee is in the Fund’s best interests. If the Board, including a majority of the independent Trustees, determines that imposing a liquidity fee is in the Fund’s best interests, the Fund may impose discretionary liquidity fees of up to 2% of the value of the shares redeemed. In the event that a liquidity fee is imposed, the Board may take certain other actions based on the particular facts and circumstances, including, but not limited to, modifying the timing and frequency of the Fund’s NAV determinations.
If liquidity fees are imposed, the Fund will notify shareholders on the
Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the time of implementation of the liquidity fee and details regarding the amount of the liquidity fee. If the
Board, including a majority of the independent Trustees, changes or removes a liquidity fee, the Fund will notify shareholders in the same manner as described above. The imposition and termination of a liquidity fee will also be reported by the Fund to the SEC on
Form N-CR.
All liquidity fees payable by shareholders of the Fund would be payable to the Fund and can be used to offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund. A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares, and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect on the Fund. As the tax treatment will likely be the subject of future guidance issued by the
Internal Revenue Service, the Fund will re-visit the applicable treatment of liquidity fees when they are received.
Pursuant to rules under Section 22(e) of the 1940 Act, if the Fund’s weekly liquid assets fall below 10% and the Board determines that it would not be in the best interests of the Fund to continue operating, the Board may suspend redemption in the Fund and may approve the liquidation of the Fund. The Board may also suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the
Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
Regulatory Compliance (non-fundamental) Same.

INVESTMENT LIMITATIONS AND POLICIES
Reorganizing Fund	Surviving Fund
Regulatory Compliance (non-fundamental)-continued
Purchase orders received after the last NAV determination of a given day, but prior to notification of the imposition of liquidity fees will be cancelled unless re-confirmed. Under certain circumstances, the Fund may honor redemption orders (or pay redemptions without adding a liquidity fee to the redemption amount) if the Fund can verify that the redemption order was received in good order by the Fund or by the
Fund’s agent before the Fund imposed liquidity fees.
Regulatory Compliance (non-fundamental)-continued Same.
TAX CONSEQUENCES
Tax-Free Reorganization Under the Internal Revenue Code of 1986, as amended
As a non-waivable condition to the Reorganization, the Reorganizing Fund and the Surviving Fund will each receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that no gain or loss will be recognized directly as a result of the Reorganization by either the Reorganizing Fund or the Surviving Fund or by the Reorganizing Fund’s shareholders. To qualify, the Surviving Fund must acquire “substantially all” of the assets of the Reorganizing Fund in exchange for Surviving Fund shares and the assumption of specified liabilities of the Reorganizing Fund (if any), the Reorganizing Fund must liquidate completely as a result of the Reorganization and distribute the Surviving Fund shares to the Reorganizing Fund’s shareholders, and the Surviving Fund must either: (1) use a “significant portion” of the Reorganizing Fund’s historic assets in a business (the “asset continuity” test); or (2) continue the Reorganizing Fund’s “historic business” (the “business continuity” test). The Adviser intends to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, the Surviving Fund must continue a significant historic business of the Reorganizing Fund, which generally requires that, on the date of the Reorganization, at least one-third of the Reorganizing Fund’s assets (including for these purposes assets held indirectly through its investment in the Surviving Fund) must meet the Surviving Fund’s investment objectives, strategies, policies, risks and restrictions, and that the Reorganizing Fund did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. The Surviving Fund is not required to retain the Reorganizing Fund’s portfolio securities post-Reorganization. The aggregate tax basis of the shares of the Surviving Fund received by the Reorganizing Fund’s shareholders will be the same as the aggregate tax basis of their shares in the Reorganizing Fund. Prior to the Reorganization, the Reorganizing Fund will distribute to shareholders any previously undistributed income and net capital gains accumulated prior to the Reorganization. Distribution of any previously undistributed income will either be reinvested in a shareholder’s account in the Surviving Fund or distributed to the Reorganizing Fund’s shareholders following the Reorganization. Distributions of capital gains, if any, and of previously undistributed income will generally be taxable for the Reorganizing Fund’s shareholders who hold their shares in a taxable account.
INVESTMENT ADVISER OF THE REORGANIZING FUND AND THE SURVIVING FUND
The Board governs the Reorganizing Fund and Surviving Fund. The Board selects and oversees the Reorganizing Fund’s and the Surviving Fund’s adviser, Federated Investment Management Company (the “Adviser” or “FIMCO”). FIMCO manages the Funds’ assets, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of FIMCO, provides certain support services to FIMCO. The fee for these support services is paid by FIMCO and not by the Funds. FIMCO’s address is Federated Hermes Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 101 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $757.6 billion as of December 31, 2023.Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 10,000 investment professionals and institutions as of December 31, 2023.
The Adviser advises approximately 73 registered investment companies and also manages sub-advised funds. The Adviser’s assets under management totaled approximately $468.4 billion in assets as of December 31, 2023.

ADVISORY FEES AND OTHER FEES AND EXPENSES
The Reorganizing Fund and the Surviving Fund pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary–Comparative Fee Tables” in this Prospectus/Information Statement.
Investment Advisory Fees
The Reorganizing Fund and the Surviving Fund’s investment advisory contracts each provide for payment to the Adviser of an annual investment advisory fee of 0.15% of each Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse each Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnotes to the “Fees and Expenses” tables found in the “Comparative Fee Tables” section of this Prospectus/Information Statement.
A discussion of the Board’s review of each Fund’s investment advisory contract is available in each Fund’s shareholder reports as they are produced.
Each of the share classes of the Reorganizing Fund and the Surviving Fund may pay Service Fees, Account Administration Fees, Recordkeeping Fees and Networking Fees and may make Additional Payments to Financial Intermediaries as described below.
Service Fees
The Funds may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (“FSSC”), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
The Reorganizing and the Surviving Fund have no present intention of paying, accruing or incurring any such Service Fees on their IS class until such time as approved by the Board.
Account Administration Fees
The Funds may pay Account Administration Fees of up to 0.25% of average net assets of the Reorganizing Fund’s and the Surviving Fund’s Class A Shares to banks that are not registered as broker-dealers or investment advisers for providing administrative services to each Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
The Reorganizing Fund and the Surviving Fund have no present intention of paying, accruing or incurring any such Account Administration Fees on the IS class until such time as approved by the Board.
Recordkeeping Fees
Each Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account per year basis to financial intermediaries for providing recordkeeping services to the Fund’s shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
Networking Fees
Each Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
Additional Payments to Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of each Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of each Fund’s Prospectus and described above because they are not paid by the Funds.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or each Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by each Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. In addition, as discussed below in “Commissions on Certain Shares,” if you purchase Institutional Shares of the Funds through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or each Fund and any services provided, as well as about fees and/or commissions it charges.
PURCHASE AND REDEMPTION PROCEDURES
The procedures for purchasing and redeeming shares of the Reorganizing Fund are substantially similar to those for purchasing and redeeming shares of the Surviving Fund, except that the Surviving Fund ordinarily strikes its NAV at 8:00 a.m., 12:00 noon and 3:00 p.m. Eastern time each business day, while the Reorganizing Fund ordinarily only strikes its NAV once a day at 3:00 p.m. Eastern time. However, due to the recent amendments to Rule 2a-7, the Board approved the conversion of the Surviving Fund to a single-strike floating NAV fund, striking its NAV once a day at 3:00 p.m. Eastern time, to be effective on or about July 22, 2024. This change is in response to operational challenges posed by implementing mandatory liquidity fees, when they become effective on October 2, 2024, in a multi-strike NAV fund, including communication from the Surviving Fund’s transfer agent that this functionality may not be supported. The removal of this difference between the Reorganizing Fund and the Surviving Fund further supports ending this Rule 12d1-1 fund-of-funds structure through the proposed Reorganization. See the section entitled “Purchases” and “Redemptions” below for more information regarding these procedures.
The transfer agent and dividend disbursing agent for both the Reorganizing Fund and the Surviving Fund is SS&C GIDS, Inc. (the “Transfer Agent”).
Upon closing of the Reorganization, the procedures for the purchase and redemption of the Reorganizing Fund’s shares will be the same as those applicable to the purchase and redemption of the Surviving Fund’s shares. Reference is made to the Prospectuses of the Reorganizing Fund and the Surviving Fund, each dated September 30, 2023, each of which is incorporated herein by reference, for a complete description of the purchase and redemption procedures applicable to purchases and redemptions of the Reorganizing Fund’s shares and the Surviving Fund’s shares, respectively. Set forth below is a brief description of the significant purchase and redemption procedures applicable to purchases and redemptions of each Fund’s shares.
Please note that if you participate in automated or systematic account programs in the Reorganizing Fund, these programs will continue in your new account with the Surviving Fund. Shareholders wishing to modify, cancel, freeze or terminate such services must instruct the Fund or their financial representative, as applicable.
PURCHASES
Exchanges into the Funds from other Federated Hermes funds are not permitted.
Shares of each Fund may be purchased any day the New York Stock Exchange (“NYSE”) is open. When a Fund or its agent receives a transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
NAV of the Reorganizing Fund is determined as of the end of regular trading on the NYSE (normally 3:00 p.m. Eastern time) each day the NYSE is open.

NAV of the Surviving Fund is generally determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. Eastern time on any day the NYSE is open (a “Regular Business Day”), except for days on which the Federal Reserve Bank is closed for holidays. In addition to weekends, the Federal Reserve is generally closed on the following national holidays (or on business days on which such holidays are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. The 8:00 a.m., 12:00 p.m. and 3:00 p.m. calculation points are intended to facilitate same day settlement. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.
Effective on or about July 22, 2024, the Surviving Fund will begin to determine its NAV as of the end of regular trading on the NYSE (normally 3:00 p.m. Eastern time) each day the NYSE is open.
Once you have opened your account, purchases may also be made by Automated Clearing House (“ACH”), whereby additional shares are purchased through a depository institution that is an ACH member. Each Fund reserves the right to reject any request to purchase or exchange shares.
The minimum investment amount for the Reorganizing Fund’s Institutional Shares, Capital Shares and Service Shares is generally $500,000. There is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Reorganizing Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Reorganizing Fund. Certain types of accounts are eligible for lower minimum investments.
The minimum initial investment amount for the Surviving Fund’s Institutional Shares and Service Shares is generally $500,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Surviving Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Surviving Fund. Certain types of accounts are eligible for lower minimum investments.
Intra-Fund Share Conversion Program
A shareholder in each Fund’s Shares may convert their Shares at NAV to any other share class of their Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400, Option #4 to convert your Shares.
REDEMPTIONS
Exchanges out of the Funds into other Federated Hermes funds are not permitted.
Redemptions of each Fund may be made through a financial intermediary or directly from the Funds by telephone or by mailing a written request. Shares of both Funds may be redeemed for cash on days on which the Funds compute their NAV.
Shares of each Fund also may be redeemed on a regular basis using a systematic withdrawal program. The minimum amount for all new or revised systematic redemptions of Shares is $50 per transaction per fund. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Certain types of accounts are eligible for lower minimum investments. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. The account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed under certain circumstances (See “Limitations on Redemption Proceeds” below).
The Funds intend to pay Share redemptions in cash. To ensure that the Funds have cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Funds may generate cash in the following ways:
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Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Hermes funds to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
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Committed Line of Credit. The Funds participate with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (“LOC”) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form. The Fund may delay the payment of redemption proceeds in the following circumstances:
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to allow your purchase to clear (as discussed below); or
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during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks).
In addition, the Fund may suspend redemptions, or delay the payment of redemption proceeds, in the following circumstances:
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during any period when the NYSE is closed or restricted (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE);
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during any period in which there are emergency conditions, including, for example: (1) when disposal of the securities owned by the Fund is not reasonably practicable; (2) it is not reasonably practicable for the Fund to fairly determine the net asset value of its shares; or (3) liquidation of the Fund, as provided in Section 22(e), and the rules thereunder, of the Investment Company Act of 1940; or
•
during any period that the SEC may by order permit for your protection.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled, and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
CERTAIN SPECIAL LIMITATIONS AFFECTING REDEMPTIONS
In July 2023, the SEC adopted a number of requirements, including the ability to impose discretionary liquidity fees, for money market funds based on a determination by a fund’s board that the imposition of such a liquidity fee would be in the fund’s best interests.
Accordingly, effective October 2, 2023, each Fund will be able to impose discretionary liquidity fees subject to a determination by the Board that such a liquidity fee is in the Fund’s best interests. If the Board, including a majority of the Independent Trustees, determines that imposing a liquidity fee is in the Fund’s best interests, the Fund may impose liquidity fees of up to 2% of the value of the shares redeemed which would remain in effect until the Board determines that the fee is no longer in the best interests of the Fund. In the event that a liquidity fee is imposed, the Board may take certain other actions based on the particular facts and circumstances, including but not limited to modifying the timing and frequency of its NAV determinations.
If liquidity fees are imposed, the Fund will notify shareholders on the Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the time of implementation of the liquidity fee and details regarding the amount of the liquidity fee. The imposition and termination of a liquidity fee will also be reported by the Fund to the SEC on Form N-CR.

All liquidity fees payable by shareholders of the Fund would be payable to the Fund and can be used to offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund.
A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect for the Fund. As the tax treatment will likely be the subject of future guidance issued by the Internal Revenue Service (IRS), the Fund will re-visit the applicable tax treatment of liquidity fees when they are received.
In addition, the right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.
Pursuant to rules under Section 22(e) of the 1940 Act, if the Fund’s weekly liquid assets fall below 10% and the Board determines that it would not be in the best interests of the Fund to continue operating, the Board may suspend redemptions in the Fund and may approve the liquidation of the Fund. The Board may also suspend redemptions and liquidate the Fund if the Board determines that the deviation between its amortized cost price per share and its market-based NAV may result in material dilution or other unfair results to investors or existing shareholders. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.
Purchase orders received by the Fund after the last NAV determination of a given day but prior to notification of the imposition of liquidity fees will be cancelled unless re-confirmed. Under certain circumstances, the Fund may honor redemption orders (or pay redemptions without adding a liquidity fee to the redemption amount) if the Fund can verify that the redemption order was received in good order by the Fund or the Fund’s agent before the Fund imposed liquidity fees.
REDEMPTIONS FROM RETIREMENT ACCOUNTS
In the absence of a shareholder’s specific instructions, 10% of the value of a shareholder’s redemption from a retirement account in the Funds may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
EXCHANGE PRIVILEGE
Exchanges between the Funds and another Federated Hermes fund are not permitted.
DIVIDENDS AND CAPITAL GAINS
The Funds declare any dividends daily and pay them monthly to shareholders.
From time to time, the Funds may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Funds pay any capital gains at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. A shareholder’s dividends, returns of capital and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
Under the federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. The sources from which the distribution is being paid may be based on estimates. If any estimate included in such a notice to shareholders is subsequently ascertained to be inaccurate in a significant amount, shareholders will be provided with corrected information either in another written statement or in a future report to shareholders. In addition, important information regarding the Funds’ distributions, including the sources from which the distribution is being paid, is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation.

TAX INFORMATION
The Funds and/or a shareholder’s financial intermediary provides year-end tax information and an annual statement of shareholder account activity to assist shareholders in completing federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to shareholders whether paid in cash or reinvested in a fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income.
Distributions of net long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shares have been owned. Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. When the NAV of the Funds’ shares varies from $1.0000 per share, shareholders will realize a gain or loss upon the sale or redemption of such Fund shares. Any gain resulting from the redemption of Fund shares generally will be taxable as either short-term or long-term capital gain, depending on how long a shareholder has held shares in the Funds. Shareholders should consult a tax adviser regarding federal, state and local tax liability.
FREQUENT TRADING
Given the short-term nature of the Fund’s investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.
Other funds in the Federated Hermes family of funds may impose monitoring policies. Under normal market conditions, such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to redeem your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS DISCLOSURE POLICIES
Each Fund’s SAI contains a description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available at FederatedHermes.com/us.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or about July 19, 2024. On the Closing Date, all or substantially all of the assets of the Reorganizing Fund will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Institutional Shares and Service Shares of the Surviving Fund equal in value to the aggregate NAV of the Institutional Shares, Capital Shares and Service Shares of the Reorganizing Fund, as applicable, calculated as of 3:00 p.m., Eastern time, on the Closing Date.
The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in the Surviving Fund’s Declaration of Trust and its current Prospectuses and SAI, or such other valuation procedures as the Reorganizing Fund and the Surviving Fund shall mutually agree.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, each Fund uses the fair value of the investment determined in accordance with each Fund’s fair valuation procedures described in the Funds’ Prospectuses and SAIs.

The Reorganizing Fund will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to the Surviving Fund. The Reorganizing Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, the Reorganizing Fund will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay these expenses and not be transferred to the Surviving Fund.
If, after the Closing Date, any additional cash in excess of expenses incurred by the Reorganizing Fund on or before the Closing Date is received by or returned to the Reorganizing Fund, amounts that do not impact shareholders may be retained by the Reorganizing Fund’s Adviser and its affiliates in accordance with the policy. Any amount impacting shareholders should be received by the Surviving Fund as the surviving fund. Moreover, any amounts that are not retained by the Reorganizing Fund’s Adviser or its affiliates should be remitted to the Surviving Fund as the surviving fund. For a more complete description of the “closed fund pool” policy, please see Section 1.2 of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
Following the transfer of its assets in exchange for Shares of the Surviving Fund, the Reorganizing Fund will distribute Shares of the Surviving Fund pro rata to the Reorganizing Fund’s shareholders of record of Shares in complete liquidation of the Reorganizing Fund. Shareholders of the Reorganizing Fund owning shares on the Closing Date of the Reorganization will receive that number of Shares of the Surviving Fund which have the same aggregate net asset value as the shareholder had in the Reorganizing Fund immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of the Reorganizing Fund’s shareholders on the share records of the Surviving Fund’s transfer agent. The Surviving Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the Reorganizing Fund will then be dissolved.
The transfer of shareholder accounts from the Reorganizing Fund to the Surviving Fund will occur automatically. It is not necessary for the Reorganizing Fund’s shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. Doing so in advance of the Reorganization will result in a taxable event. Exchanges that occur as part of the Reorganization will be tax-free. Nevertheless, shareholders may continue to redeem or transfer out of the Reorganizing Fund prior to the Reorganization.
The Plan contains customary representations, warranties and conditions. The Plan provides that the consummation of the Reorganization is conditioned upon, among other things, the receipt by the Reorganizing Fund and the Surviving Fund of an opinion to the effect that the Reorganization will be tax-free to the Reorganizing Fund, its shareholders and the Surviving Fund. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Funds’ respective Boards determine that the Reorganization is not in the best interests of the shareholders of the Reorganizing Fund or the Surviving Fund, respectively.
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Plan and as summarized below.
The Reorganizing Fund will pay the following direct shareholder communications relating to its participation in the Reorganization, without limitation: cost of printing and mailing the Shareholder Communication Materials (as defined in the Plan) and prospectus supplements, as applicable. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Reorganizing Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. FIMCO or its affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund’s and the Surviving Fund’s participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Prospectus/Information Statement; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs. Of note, in light of the current waiver positions of the Surviving Fund and the Reorganizing Fund, the Adviser anticipates most, if not all, of the direct shareholder communication expenses incurred as a result of the Reorganization will ultimately be borne by the Adviser, rather than by shareholders.
The foregoing brief summary of the Plan summarizes all material terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.
BOARD CONSIDERATIONS RELATING TO THE REORGANIZATION
The Reorganization was presented to the Board for consideration and approval at a meeting held on November 9, 2023. In advance of the meeting, the Board requested, received and reviewed detailed information regarding the Reorganization from the Adviser. After reviewing and evaluating this information, including the factors summarized below and other information in this Prospectus/Information Statement, the Board, including all of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds (the “Independent Trustees”), unanimously approved the Reorganization as set forth in the Plan. In approving the Reorganization, the Board, including all of the Independent Trustees, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Trustees also were separately assisted by independent legal counsel. The Trustees considered all factors they deemed pertinent in their business judgment, including the following:
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Since 2017, the Reorganizing Fund has invested substantially all of its assets in the Surviving Fund in a “fund-of-funds” structure in reliance on Rule 12d1-1 under the 1940 Act.
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In July 2023, the Securities and Exchange Commission amended Rule 2a-7, the primary rule under the 1940 Act governing money market funds. As a result, institutional money market funds, such as the Reorganizing Fund and the Surviving Fund, will be required to adopt procedures to implement mandatory liquidity fees by October 2, 2024. The Board has received and considered information from the Adviser regarding the impact these changes will have on the Reorganizing Fund and the Surviving Fund.
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Because the Reorganizing Fund invests substantially all of its assets in the Surviving Fund in a Rule 12d1-1 fund-of-funds structure, the Adviser believes there is a risk that redemption activity at the Reorganizing Fund level could trigger the imposition of a mandatory liquidity fee for the Surviving Fund, the Reorganizing Fund or both, which could cause additional operational challenges if mandatory fees are implemented and could potentially have a negative effect on shareholders. If it is necessary to impose a mandatory liquidity fee, the fee would apply to all shares that are redeemed at that day’s NAV.
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As the Reorganizing Fund’s investments in the Surviving Fund represented approximately 75% of the total assets of the Surviving Fund as of February 29, 2024, the Adviser believes the Reorganization represents the most efficient and shareholder beneficial approach to ending this fund-of-funds structure, rather than the liquidation of the Reorganizing Fund or the redemption of the Reorganizing Fund’s position in the Surviving Fund, which would result in a taxable event for Reorganizing Fund shareholders.
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The Reorganizing Fund will transfer all or substantially all of the Reorganizing Fund’s assets (which consist almost entirely of shares of the Surviving Fund) to the Surviving Fund, and the Surviving Fund will issue new shares to the Reorganizing Fund. Immediately following the Reorganization, the Surviving Fund will continue to invest the same assets pursuant to the same strategies it currently implements, and the Reorganizing Fund shareholders will maintain the same exposure to these investments as direct investors in the Surviving Fund. The Adviser believes the proposed Reorganization is in the best interests of the Reorganizing Fund and Surviving Fund and the interests of the existing Reorganizing Fund and Surviving Fund shareholders would not be diluted as a result of the Reorganization.
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The Reorganizing Fund’s shareholders will become shareholders of the Surviving Fund that, as compared to the Reorganizing Fund, has lower gross total operating expenses and the same or lower net total expenses for each share class. The Surviving Fund’s net total operating expenses could increase after the expiration of the Surviving Fund’s expense limitation agreement on August 1, 2025, if such expense limitation agreement is not renewed. In addition, because the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Reorganizing Fund’s historical performance generally tracks the Surviving Fund’s performance, with the exception of the 10-year average annual total return period, in which the Reorganizing Fund slightly outperformed the Surviving Fund, reflecting the period prior to creation of the Rule 12d1-1 fund-of-funds structure during which the Reorganizing Fund was managed pursuant to different investment strategies.
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Each Fund is a floating NAV money market fund. The Surviving Fund ordinarily strikes its NAV at three different times each business day, while the Reorganizing Fund ordinarily only strikes its NAV once a day. The current Rule 12d1-1 fund-of-funds structure was originally developed to accommodate investor preferences for both single-strike and multi-strike money market funds, while simultaneously providing all investors with the benefits of a larger asset base. Due to the recent amendments to Rule 2a-7, the Adviser recommended, and the Board approved, the conversion of the Surviving Fund to a single-strike floating NAV fund, to be effective on or about July 22, 2024, in response to operational challenges posed by implementing mandatory liquidity fees in a multi-strike NAV fund, including communication from the Surviving Fund’s transfer agent that this functionality may not be supported. The Adviser believes the removal of this difference between the Reorganizing Fund and the Surviving Fund further supports ending this Rule 12d1-1 fund-of-funds structure through the proposed Reorganization.

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The Reorganizing Fund’s and the Surviving Fund’s investment advisory contracts each provide for payment to FIMCO of an annual investment advisory fee rate of 0.15% of average daily net assets of each Fund. Accordingly, the Surviving Fund’s investment advisory contract provides for the same investment advisory fee rate as the Reorganizing Fund’s investment advisory contract.
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Shareholders of the Reorganizing Fund will maintain the same exposure to the same investments they currently have indirectly through the fund-of-funds structure as direct investors in the Surviving Fund following the proposed Reorganization.
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The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a) of the Code and, therefore, the Reorganization is not expected to have any tax impact on shareholders of either Fund, which is a preferable tax result for shareholders as compared to a liquidation of the Reorganizing Fund or the redemption of the Reorganizing Fund’s position in the Surviving Fund (each of which would be a fully taxable redemption).
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There are no material differences between the Reorganizing Fund’s non-fundamental investment objective and the Surviving Fund’s fundamental investment objective, although the Reorganizing Fund’s investment objective includes the phrase “and liquidity” whereas the Surviving Fund’s investment objective does not include that phrase. The Board considered that, as institutional money market funds, each Fund is subject to the same liquidity requirements under Rule 2a-7 and thus liquidity is an implied objective given the nature of the Surviving Fund.
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While the principal investment strategies of the Reorganizing Fund and the Surviving Fund are substantially similar, the principal investment strategy of the Reorganizing Fund is to invest substantially all of its assets in the Surviving Fund. The Surviving Fund’s investment strategy is to invest directly in fixed-income securities. Because the Reorganizing Fund currently invests substantially all of its assets in the Surviving Fund, the effect of the Reorganization will be that the Surviving Fund will continue to hold the same assets and be subject to the same liabilities that the Reorganizing Fund indirectly held or was subject to immediately prior to the Reorganization. Accordingly, the Adviser believes that the assets and any cash that would be acquired by the Surviving Fund as a result of the Reorganization are expected to be permissible investments for the Surviving Fund and are consistent with its investment objectives, policies and investment strategies. In addition, the Surviving Fund’s investment objective, policies and investment strategies would not change as a result of the Reorganization.
•
The Reorganization is not expected to result in diminution in the level or quality of services that the shareholders of the Reorganizing Fund currently receive. The same portfolio managers manage each Fund, and the range and quality of the services that the Reorganizing Fund shareholders will receive as shareholders of the Surviving Fund will be comparable to the range and quality of services shareholders currently receive, as each of the Reorganizing Fund and the Surviving Fund are managed by FIMCO, a subsidiary of Federated Hermes, Inc.
•
The Adviser believes that the Reorganization provides a better resolution for the Reorganizing Fund as compared to other options, such as keeping the Reorganizing Fund as a stand-alone fund, continuing the current Rule 12d1-1 fund-of-funds structure, merging the Reorganizing Fund into a different fund, or liquidating the Reorganizing Fund.
•
The Board considered the terms and conditions of the Plan, as presented to the Board.
•
There will be no dilution to shareholders as a result of the Reorganization, because shareholders of the Reorganizing Fund will become the owners of shares of the Surviving Fund having a total NAV equal to the total NAV of his or her holdings in the Reorganizing Fund on the date of the Reorganization. In addition, the assets to be acquired by the Surviving Fund will have a total NAV equal to the total NAV of the Reorganizing Fund and thus the interests of existing Surviving Fund shareholders would not be diluted.
•
The Surviving Fund will be the legal and accounting survivor of the Reorganization for performance purposes.
•
The Board considered the share class structure of the Reorganizing Fund and the Surviving Fund.
•
The share purchase and redemption provisions for the Surviving Fund and the Reorganizing Fund will be the same following the Reorganization.
•
The Adviser and its affiliates will also benefit from the Reorganization as a result of the assets of the Surviving Fund remaining unchanged (which would enable the Adviser and its affiliates to maintain a comparable level of asset-based fee revenue from the Surviving Fund) as compared to if the Reorganizing Fund were in the alternative to liquidate. Except for this benefit, the Adviser and its affiliates would not receive a monetary benefit from the Reorganization.
•
The Reorganization does not require shareholder approval and would be completed without incurring the costs associated with holding a special meeting of the Reorganizing Fund’s shareholders.

With respect to Reorganization-related expenses:
•
The Adviser will pay the direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees), except that the Reorganizing Fund will pay direct shareholder communication expenses (e.g., including the cost associated with printing and mailing prospectus supplements and Prospectus/Information Statement) associated with the Reorganization estimated at $53,500 (or less than $0.01 per share). In each case, the fees will be paid whether or not the Reorganization occurs. Of note, in light of the current waiver positions of the Surviving Fund and the Reorganizing Fund, the Adviser anticipates most, if not all, of the direct shareholder communication expenses incurred as a result of the Reorganization will ultimately be borne by the Adviser, rather than by shareholders.
•
The Surviving Fund will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis.
•
Although the Reorganizing Fund would bear trading costs related to the Reorganizing Fund’s portfolio in connection with the Reorganization, as the Reorganizing Fund invests substantially all of its assets in the Surviving Fund, the Adviser does not anticipate any such repositioning to occur.
DESCRIPTION OF THE SURVIVING FUND’S SHARE CLASSES AND CAPITALIZATION
This section is for informational purposes only. If the reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activities in the Surviving Fund and changes in NAV.
The Shares of the Surviving Fund to be issued to the shareholders of the Reorganizing Fund’s Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Surviving Fund provided herewith for additional information about Shares of the Surviving Fund.
The following table sets forth the unaudited capitalization of the Reorganizing Fund into the Surviving Fund as of April 30, 2024.
Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Hermes Institutional Prime Value Obligations Fund–Institutional Shares	$14,990,319,809	14,990,516,702	$1.0000
Federated Hermes Institutional Prime Value Obligations Fund–Capital Shares	$8,740,532	8,741,131	$0.9999
Reorganization expenses[3]	$(50,897)
Share Adjustment[1]		(4,746,742)
Federated Hermes Institutional Prime Obligations Fund–Institutional Shares	$20,158,394,525	20,152,714,722	$1.0003
Adjustment to remove current Reorganizing Fund investment in Surviving Fund[2]	$(15,505,938,222)	(15,501,287,836)
Federated Hermes Institutional Prime Obligations Fund, Pro Forma Combined–Institutional Shares	$19,651,465,747	19,645,937,977	$1.0003

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Hermes Institutional Prime Value Obligations Fund–Service Shares	$767,105,458	767,116,924	$1.0000
Reorganization expenses[3]	$(2,603)
Share Adjustment[1]		(167,459)
Federated Hermes Institutional Prime Obligations Fund–Service Shares	$13,085,680	13,083,311	$1.0002
Federated Hermes Institutional Prime Obligations Fund, Pro Forma Combined–Service Shares	$780,188,535	780,032,776	$1.0002
1
 Share Adjustment necessary to reflect shares to be issued based on net assets of Federated Hermes Institutional Prime Value Obligations Fund and Federated Hermes Institutional Prime Obligations Fund net asset values.
2
 Asset and Share reduction necessary to avoid double counting of net assets and shares of Federated Hermes Institutional Prime Value Obligations Fund currently invested in Federated Hermes Institutional Prime Obligations Fund.
3
 Reflects Reorganization expenses to be paid by the Reorganizing Fund and its respective share classes.

FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of K&L Gates LLP to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•
the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and that the Reorganizing Fund and the Surviving Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•
no gain or loss will be recognized by the Surviving Fund upon its receipt of the Reorganizing Fund’s assets in exchange for Shares of the Surviving Fund;
•
no gain or loss will be recognized by the Reorganizing Fund upon transfer of its assets to the Surviving Fund solely in exchange for the Shares of the Surviving Fund or upon the distribution of Surviving Fund Shares to the Reorganizing Fund’s shareholders in exchange for their Reorganizing Fund Shares;
•
no gain or loss will be recognized by shareholders of the Reorganizing Fund upon exchange of their Reorganizing Fund Shares for Surviving Fund Shares;
•
the aggregate tax basis of Surviving Fund Shares received by each shareholder of the Reorganizing Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of the Reorganizing Fund held by such shareholder immediately prior to the Reorganization; and
•
the holding period of the Surviving Fund Shares received by each shareholder of the Reorganizing Fund will include the period during which the Reorganizing Fund Shares exchanged therefore were held by such shareholder, provided the Shares of the Reorganizing Fund were held as capital assets on the date of the Reorganization.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Reorganizing Fund, the Surviving Fund or any shareholder of the Reorganizing Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Reorganizing Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Reorganizing Fund shares and the fair market value of Surviving Fund shares received in exchange therefore.
Prior to the Reorganization, the Reorganizing Fund may dispose of portfolio securities in the ordinary course of business, and in anticipation of the Reorganization (which may result in the realization of net capital gains). Before the Reorganization, the Reorganizing Fund will distribute any ordinary income and net capital gains to shareholders. Such distributions of ordinary income and net capital gains will be taxable to shareholders. Based upon the Reorganizing Fund’s existing capital loss carryforwards and realized gain positions, it is anticipated the Reorganizing Fund will make capital gain distributions unless an amount of the Reorganizing Fund’s existing unrealized loss is realized prior to the reorganization date that is sufficient to offset the current realized gain in excess of the existing capital loss carryforward amount. The Reorganizing Fund’s capital loss carryforward (including any capital loss in its final short year ending with the Reorganization) generally would not be available to offset any unrealized gains as of the date of the Reorganization in Surviving Fund-sourced assets, if recognized by the Surviving Fund during a taxable year beginning within five years of the Reorganization. In addition, there may be additional limitations on the use of the Reorganizing Fund’s capital loss carryforward by the Surviving Fund going forward.

The following chart compares the capital loss carryforwards and gain/loss positions of the Reorganizing Fund and the Surviving Fund as of the dates presented below:
	Reorganizing Fund		Surviving Fund
	Date	Amount	Date	Amount
Capital Loss Carryforward	7/31/2023	$203,265	7/31/2023	$1,385,458
Year-to-Date Realized Gain (Loss)	3/15/2024	$1,425,361	3/15/2024	$(11)
Net Unrealized Gain (Loss)	3/15/2024	$(3,753,491)	3/15/2024	$2,890,298
The Code may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Capital loss carryforwards, any net current year capital losses and potentially any unrealized losses above a certain threshold (“built-in losses”) are referred to as “pre-acquisition losses” in the Code. Generally, when ownership of a company with pre-acquisition losses changes for tax purposes in connection with a reorganization (as will be the case here), the Code imposes various limitations on the use of these pre-acquisition losses following the change in ownership. These limitations may result in pre-acquisition losses of the Reorganizing Fund and/or the Surviving Fund becoming unavailable to offset gains of the combined Fund.
The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus, the impact of the rules described above will depend on factors that cannot be calculated precisely prior to the Reorganization.
See the discussion entitled “Summary–Tax Consequences” in this Prospectus/Information Statement for further information regarding the tax consequences of the Reorganization. Shareholders of the Reorganizing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Distributions Associated with the Reorganization
To the extent that the Reorganizing Fund would be in a net capital gain position prior to the Reorganization, the Reorganizing Fund would make distributions of the capital gains (as well as any other required distributions) prior to the Reorganization being consummated.
Distributions of any previously undistributed income will either be reinvested in a shareholder’s account in the Surviving Fund or distributed to the Reorganizing Fund shareholders prior to the Reorganization. Distributions of previous undistributed income and capital gains, if any, will be taxable.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. The Reorganizing Fund and the Surviving Fund are portfolios of the Trust which was established under the Commonwealth of Massachusetts. Both Funds are governed by the Trust’s Declaration of Trust, Bylaws and Board, in addition to applicable state and federal law.
The rights of shareholders of the Surviving Fund and the Reorganizing Fund are set forth in the Declaration of Trust and Bylaws and are identical. Set forth below is a brief summary of the material rights of shareholders of the Funds.
CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None.
Preferences	None.
Appraisal Rights	None.
Conversion Rights (other than the right to convert their shares to any other share class of the same fund as provided in the prospectuses of the Reorganizing Fund and the Surviving Fund)	None.
Exchange Rights (other than the right to exchange for shares of the same class of other Federated Hermes mutual funds as provided in the prospectuses of the Reorganizing Fund and the Surviving Fund)	None.

CATEGORY	SHAREHOLDER RIGHTS
Minimum Account Size
$500,000 for Institutional Shares, Service Shares, and Capital Shares.
An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund. Financial interme-
diaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Certain types of accounts are eligible for lower minimum investments.

Annual Meeting	Not required.
Right to Call Shareholder Meetings
Special meetings of the Shareholders (or any class or series) shall be called by the Secretary at the request, in writing or by resolution, by the Chairman of the Board or by a majority of the Trustees, or at the written request of the holder or holders of ten percent (10%) or more of the total number of the then issued and outstanding shares of the
Trust or of the relevant series or class, entitled to vote at such meeting.
Any such request shall state the purposes of the proposed meeting.

Notice of Meeting
All notices of meetings of Shareholders shall be sent or otherwise given in accordance with Section 5 of this Article II not less than seven (7) nor more than sixty (60) days before the date of the meeting. The notice shall specify (i) the place, date and hour of the meeting, and (ii) the general nature of the business to be transacted. The notice of any meeting at which Trustees are to be elected also shall include the name of any nominee or nominees who at the time of the notice are intended to be presented for election. Except with respect to adjournments as provided herein, no business shall be transacted at such meeting other than that specified in the notice.

Record Date for Meetings
For purposes of determining the Shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than sixty (60) days before the date of any such meeting.

Quorum for Meetings
Except when a larger quorum is required by applicable law, one-fourth
(25%) of the shares outstanding and entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, one-fourth (25%) of the outstanding shares of each such series or class entitled to vote present in person or represented by proxy at a Shareholders’ meeting shall constitute a quorum of such series or class.

Vote Required for Election of Trustees
Subject to any applicable requirement of law or of the Declaration of
Trust or the By-Laws, a plurality of the shares voted shall elect a Trustee and all other matters shall be decided by a majority of the votes cast entitled to vote thereon. There shall be no cumulative voting in the election or removal of Trustees.

Adjournment of Meetings
Any Shareholders’ meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the meeting) by the chairman of the meeting. Any adjournment may be with respect to one or more proposals, but not necessarily all proposals, to be voted or acted upon at such meeting and any adjournment will not delay or otherwise affect the effectiveness and validity of a vote or other action taken at a Shareholders’ meeting prior to adjournment.
When any Shareholders’ meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred twenty (120) days from the date of the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each Shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 4 and
5 of this Article II. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

CATEGORY	SHAREHOLDER RIGHTS
Removal of Trustees by Shareholders
At any meeting of Shareholders duly called for the purpose, any
Trustee may by the vote of two-thirds of all of the Shares entitled to vote be removed from office. There shall be no cumulative voting in the election or removal of Trustees.

Personal Liability of Officers and Trustees
(a) Except as required by federal law including the 1940 Act, no
Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust, any Series or Class or to any Shareholder or any
other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute bad faith, willful misfeasance, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
(b) To the extent that, at law or in equity, a Trustee, officer, employee or agent has duties (including fiduciary duties) and liabilities relating thereto to the Trust or any Series or Class, to the Shareholders or to
any other Person, a Trustee, officer, employee or agent acting under this Declaration of Trust shall not be liable to the Trust, to the
Shareholders or to any other Person for his reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and limit the liabilities of the
Trustees, officers, employees or agents otherwise existing at law or in equity, replace such other duties and liabilities of such Trustees, officers, employees or agents.
(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust, any Series or Class or any
Shareholders for any act, omission or obligation of the Trust or any
Trustee. No officer, employee or agent of the Trust shall be liable to the
Trust or its Shareholders for any act or omission or any conduct whatsoever (including, without limitation, any breach of fiduciary duty and the failure to compel in any way any former or acting Trustee to redress any breach of fiduciary duty or trust); provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

CATEGORY	SHAREHOLDER RIGHTS
Personal Liability of Officers and Trustees-continued
(d) A Trustee shall only be liable for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other
Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be fully protected in relying upon the records of the Trust and upon
information, opinions, reports or statements presented by another
Trustee or any officer, employee or other agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which
distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond or other security, nor any surety if a bond is obtained.

CATEGORY	SHAREHOLDER RIGHTS
Personal Liability of Officers and Trustees-continued
(e) All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the
Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
(f) Every written obligation, note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or the Trustees or officers by any of them in connection with the Trust or any Series shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, or officer or officers, as the case may be, and such Trustee or Trustees, or officer or officers shall not be personally liable thereon. At the Trustees’
discretion, any written obligation, note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that this Declaration of Trust is on file in the Office of the Secretary of the Commonwealth of Massachusetts
and that a limitation on liability exists and such written obligation, note, bond, contract, instrument, certificate or undertaking may, if the
Trustees so determine, recite that the same was executed or made on behalf of the Trust or the applicable Series by a Trustee or Trustees in such capacity and not individually, or by an officer or officers in such capacity and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the
Trust, or the assets held with respect to the applicable Series only and not against the assets of the Trust generally or the assets held with respect to any other Series, and may contain such further recital as such
Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or
Shareholders individually.

Personal Liability of Shareholders
No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a
Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the Trust Property of the relevant Series or
Class for the payment or performance thereof.
If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a
Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all claims and liabilities and reimbursed all legal and other expenses reasonably incurred by him or her in connection with such claim or liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets belonging to the Series.

CATEGORY	SHAREHOLDER RIGHTS
Right of Inspection
Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the
Trust that is not publicly available, except as conferred by the Trustees.
The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

Number of Authorized Shares; Par Value	Unlimited; No Par Value.
ADDITIONAL INFORMATION ABOUT THE REORGANIZING FUND AND THE SURVIVING FUND
WHERE TO FIND ADDITIONAL INFORMATION
Information about the Reorganizing Fund is included in its Prospectus and SAI dated September 30, 2023, each of which is incorporated herein by reference. Information about the Surviving Fund is included in its Prospectus and its SAI dated September 30, 2023, each of which is incorporated herein by reference. A copy of the Prospectus for the Surviving Fund accompanies this Prospectus/Information Statement. Copies of the SAI of the Surviving Fund, the Prospectus and SAI of the Reorganizing Fund, and the SAI dated June 4, 2024, relating to this Prospectus/Information Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400, Option #4 or by writing to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of the Reorganizing Fund and the Surviving Fund are also available electronically at Federated Hermes’ website, FederatedHermes.com/us.
The Reorganizing Fund and the Surviving Fund are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.
SHARE OWNERSHIP OF THE FUNDS
A shareholder who owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.
Federated Hermes Institutional Prime Value Obligations Fund (the Reorganizing Fund)
At the close of business on May 21, 2024, the Reorganizing Fund had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Hermes Institutional Prime Value Obligations Fund	Institutional Shares	11,232,471,341
	Capital Shares	19,238,256
	Service Shares	782,327,785
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of the Reorganizing Fund’s management, at the close of business on May 21, 2024, the following shareholders owned, of record, or beneficially, or both, 5% or more of a share class of the Reorganizing Fund.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Hermes Institutional Prime Value Obligations Fund–Institutional Shares	Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL	5,201,316,363	46.31%
	Wells Fargo Clearing Services LLC, St. Louis, MO	2,250,889,317	20.04%
	National Financial Services LLC, Jersey City, NJ	879,976,170	7.83%

Title of Class	Name and Address	Shares	Percentage of Shares

Federated Hermes Institutional Prime Value Obligations Fund–Capital Shares	National Financial Services LLC, Jersey City, NJ	16,598,865	86.28%
	Pershing, LLC., Jersey City, NJ	1,342,514	6.98%
	Charles Schwab & Co., Inc., San Francisco, CA	1,134,664	5.90%

Federated Hermes Institutional Prime Value Obligations Fund–Service Shares	National Financial Services LLC, Jersey City, NJ	68,943,565	8.81%
	Charles Schwab & Co., Inc., San Francisco, CA	75,770,752	9.69%
	American Enterprise Investment Services Inc., Minneapolis, MN	615,726,725	78.70%
At the close of business on May 21, 2024, Officers and Trustees as a group owned less than 1% of the Reorganizing Fund.
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Merrill Lynch Pierce Fenner & Smith Incorporated (MLPF&S) is a wholly owned subsidiary of Bank of America Corporation organized in the State of Delaware.
American Enterprise Investment Services Inc. is organized in the State of Minnesota.
National Financial Services LLC is organized in the State of Delaware and is a wholly owned subsidiary of Fidelity Global Brokerage Group, Inc., which is organized in the Commonwealth of Massachusetts.
Federated Hermes Institutional Prime Obligations Fund (the Surviving Fund)
At the close of business on May 21, 2024, the Reorganizing Fund had the following numbers of outstanding shares of beneficial interest:
Name of Fund	Share Class	Outstanding Shares
Federated Hermes Institutional Prime Obligations Fund	Institutional Shares	16,774,439,872
	Service Shares	8,987,743
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of the Surviving Fund management, at the close of business on May 21, 2024, the following shareholders owned, of record, or beneficially, or both, 5% or more of a share class of the Surviving Fund.
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Hermes Institutional Prime Obligations Fund–Institutional Shares	Morgan Stanley Smith Barney, Jersey City, NJ	1,275,859,143	7.61%
	Federated Hermes Institutional Prime Value Obligations Fund, Warrendale, PA	12,004,287,836	71.56%

Federated Hermes Institutional Prime Obligations Fund–Service Shares	The Brattleboro Savings & Loan Assoc., Brattleboro, VT	2,539,372	28.25%
	First American Bank, Elk Grove Vlg., IL	1,920,188	21.36%
	Wells Fargo Clearing Services, St. Louis, MO	811,533	9.03%
	Wells Fargo Clearing Services, St. Louis, MO	578,566	6.44%
	Wells Fargo Clearing Services, St. Louis, MO	570,652	6.35%

At the close of business on May 21, 2024, Officers and Trustees as a group owned less than 1% of the Surviving Fund.
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Federated Hermes Institutional Prime Value Obligations Fund is a portfolio of Federated Hermes Money Market Obligations Trust, a Massachusetts business trust.
Brattleboro Savings and Loan Association is a mutual savings bank, owned by its depositors, and is organized in the State of Vermont.
INTERESTS OF CERTAIN PERSONS
The Funds’ Adviser is a subsidiary of Federated Hermes, Inc. All of the voting securities of Federated Hermes, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue and Thomas R. Donahue for the benefit of certain members of the Donahue family.
J. Christopher Donahue and Thomas R. Donahue currently serve as Interested Trustees of both Federated Hermes Institutional Prime Value Obligations Fund and Federated Hermes Institutional Prime Obligations Fund.
SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communications should be directed to the Reorganizing Fund’s Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
By Order of the Board of Trustees,

Peter J. Germain
Secretary
June 4, 2024

ANNEX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ day of 2024], by and between Federated Hermes Money Market Obligations Trust, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Registrant”), on behalf of each of its series, Federated Hermes Institutional Prime Value Obligations Fund (the “Acquired Fund”), and Federated Hermes Institutional Prime Obligations Fund (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of:
(i) the transfer of all or substantially all of the assets of the Acquired Fund (which offers Institutional Shares, Capital Shares and Service Shares) (the “Acquired Fund Shares”) in exchange solely for shares (Institutional Shares, Institutional Shares and Service Shares, respectively), no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of the Acquiring Fund Shares (Institutional Shares, Institutional Shares and Service Shares) to the holders of the outstanding shares of the Acquired Fund (Institutional Shares, Capital Shares, and Service Shares, respectively), and (iii) the liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, (i) the Acquiring Fund and the Acquired Fund are each a separate series of the Registrant, respectively, (ii) the Registrant is an open-end, registered management investment company, and (iii) the Acquired Fund owns securities which consist entirely of shares of the Acquiring Fund;
WHEREAS, the Funds are each authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Registrant have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Registrant have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional shares of each class of Acquiring Fund Shares determined by multiplying (a) the outstanding shares of each class of the Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Acquired Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Acquired Fund Shares will receive the corresponding class of Acquiring Fund Shares in exchange for their Acquired Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence) owned by the Acquired Fund as of the Closing Date. The assets to be acquired by the Acquiring Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, to the extent that they do not have continuing value to the Acquiring Fund, and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued liabilities recorded on the Acquired Fund’s book on or before the Closing Date that is retained by the Acquired Fund’s investment adviser under the Closed Fund Policy.1
The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements and/or its most recent unaudited semi-annual financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is expected to occur on or after July 19, 2024 (the “Closing Date”). On the Closing Date, substantially all of the assets of the Acquired Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Acquired Fund liabilities and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Acquired Fund’s books on or before the Closing Date that is retained by the Acquired Fund’s adviser) will be transferred to the Acquiring Fund. In exchange for the transfer of these assets, the Acquiring Fund will simultaneously issue to the Acquired Fund a number of full and fractional Institutional Shares, Institutional Shares and Service Shares, (as applicable) of the Acquiring Fund equal in value to the aggregate NAV of the Institutional Shares, Capital Shares and Service Shares of the Acquired Fund, as applicable, computed in the manner set forth in paragraph 2.2 and calculated as of 3:00 p.m., Eastern time, on the Closing Date.
1.3 LIABILITIES TO BE DISCHARGED. The Acquired Fund will discharge all of its liabilities and obligations prior to or as of the Closing Date. Accordingly, the Acquired Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses, and any additional cash received by the Acquired Fund after the Closing Date in excess of accrued liabilities recorded on the Acquired Fund’s books on or before the Closing Date that is retained by the Acquired Fund’s adviser under its Closed Fund Policy) would not be transferred to the Acquiring Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Acquired Fund’s books on or before the Closing Date are received by or returned to the Acquired Fund, the Acquired Fund’s adviser and its affiliates may retain such excess funds; any amounts received or returned that are not retained by the Acquired Fund’s adviser would be remitted to the Acquiring Fund.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.
1 The Closed Fund Policy provides that if the additional cash in excess of accrued fund expenses is received by or returned to the fund (the “Balance”) is less than the total amount that the Acquired Fund’s adviser assumed and/or waived during the final period and last full fiscal year the fund was open (the “Analysis Period”), the additional cash will be retained by the fund’s adviser. If the Balance is greater than the amount assumed or waived during the Analysis Period, the adviser will retain up to the amount of assumptions and waivers during the Analysis Period and the excess could be distributed to shareholders remaining at the time of the liquidation of the fund in accordance with the Closed Fund Policy.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.
1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.
1.8 TERMINATION. The Acquired Fund shall be liquidated, dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.
1.10 OTHER REORGANIZATION-SPECIFIC ITEMS.
In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Acquiring Fund Shares shall be waived with respect to the Acquired Fund Shareholders’ initial receipt of Acquiring Fund Shares as part of the Reorganization.
In connection with the Reorganization, an Acquired Fund Shareholder will acquire the Acquiring Fund Shares pursuant to the terms of this Agreement at NAV.
Any privileges granted to any Acquired Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Acquired Fund Shareholder opened on the books and records of the Acquiring Fund as part of the Reorganization, and not to any existing account with the Acquiring Fund or any other fund within the family of funds sponsored by Federated Hermes, Inc. and its subsidiaries (“Federated Hermes Family of Funds”) or, unless otherwise specifically indicated herein, any other account opened by or on behalf of any Acquired Fund Shareholder with the Acquiring Fund or any other fund within the Federated Hermes Family of Funds.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the Acquired Fund’s NAV or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2 VALUATION OF SHARES. The NAV per share of each class of Acquiring Fund Shares shall be the NAV per share of such class of Acquiring Fund Shares computed as of the closing on the Closing Date, using the Amortized Cost Method as defined in Rule 2a-7(a)(2) in accordance with the valuation procedures set forth in the Registrant’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board of Trustees (“Board”) of the Registrant).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or after July 19, 2024, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 3:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN’S CERTIFICATE. The State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquiring Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (the “NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.
3.4 TRANSFER AGENT’S CERTIFICATE. SS&C GIDS, Inc., as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the closing. The Acquiring Fund shall issue and deliver, or cause, SS&C GIDS, Inc., its transfer agent, to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Registrant or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the closing, each party shall deliver to the other such bills of sale, assignments, checks, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Registrant, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:
a) The Acquired Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b) The Registrant is registered as an open-end management investment company under the 1940 Act, the Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Acquired Fund will be terminated with respect to the Acquired Fund as of the Closing Date (including any such contracts with affiliated persons of the Acquired Fund).
f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Acquired Fund’s financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the initiation of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g) The audited financial statements of the Acquired Fund as of July 31, 2023, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
h) The unaudited financial statements of the Acquired Fund as of January 31, 2024, and for the six months then ended will have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which will have been furnished to the Acquiring Fund by the Closing Date) will fairly reflect the financial condition of the Acquired Fund as of such date, and there will be no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.
i) Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this sub-paragraph (i), a decline in the NAV of the Acquired Fund shall not constitute a material adverse change.
j) As of the date hereof, except as previously disclosed to the Acquiring Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Acquired Fund’s knowledge, there have been no material miscalculations of the NAV of the Acquired Fund or the NAV per share of any class of Acquired Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
k) The minute books and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the Acquired Fund Shareholders, the Acquired Fund’s Board and committees of the Acquired Fund’s Board. The stock transfer ledgers and other similar records of the Acquired Fund as made available to the Acquiring Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Acquired Fund Shares.
l) The Acquired Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
m) All federal and other tax returns and reports of the Acquired Fund required by law to be filed have been filed by the Closing Date shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.

n) All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the Registration Statement) by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.
o) At the closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.
p) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
q) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
r) From the effective date of the Registration Statement (as defined in paragraph 5.6), through and on the Closing Date, any written information furnished by the Registrant with respect to the Acquired Fund for use in the Shareholder Communication Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
s) The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.
t) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Acquired Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Acquired Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
u) The Acquired Fund, and the Registrant with respect to the Acquired Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Acquired Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund, or the Registrant with respect to the Acquired Fund, that would question the right, power or capacity of (a) the Acquired Fund to conduct its business as conducted now or at any time in the past, or (b) the Registrant’s ability to enter into this Agreement on behalf of the Acquired Fund or the Acquired Fund’s ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Registrant, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:
a) The Acquiring Fund is a legally designated separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

b) The Registrant is registered as an open-end management investment company under the 1940 Act, the Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the initiation of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f) The audited financial statements of the Acquiring Fund as of July 31, 2023 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
g) The unaudited financial statements of the Acquiring Fund as of January 31, 2024, and for the six months then ended will have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which will have been furnished to the Acquired Fund by the Closing Date) will fairly reflect the financial condition of the Acquiring Fund as of such date, and there will be no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.
h) Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Acquiring Fund shall not constitute a material adverse change.
i) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed have been filed by the Closing Date shall have been filed and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (except as described in the Registration Statement). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.
k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
l) Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, as of the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non- assessable.

m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, Shareholder Communication Materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
n) From the effective date of the Registration Statement (as defined in paragraph 5.6), through and on the Closing Date, any written information furnished by the Registrant with respect to the Acquiring Fund for use in the Shareholder Communication Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
o) The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Acquiring Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.
5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.
5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Registrant’s Treasurer.
5.6 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14C INFORMATION STATEMENT. The Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include an information statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Shareholder Communication Materials”), for inclusion therein.

5.7 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Acquired Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Acquiring Fund and its investment adviser, Federated Investment Management Company, and such Registration Statement shall have been declared effective and delivered to the Acquired Fund shareholders as of the record date set forth therein.
All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.
The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.2 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.
8.3 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.4 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a) The transfer of all or substantially all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in liquidation, dissolution, and termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.
d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares (including fractional shares).
e) The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional shares) will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Acquired Fund Shareholder immediately prior to the Reorganization. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder (including any fractional shares) will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.4.
ARTICLE IX
EXPENSES
The Acquired Fund and the Acquiring Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Acquired Fund will pay the following direct shareholder communication expenses relating to its participation in the Reorganization: cost of printing and mailing the Shareholder Communication Materials and prospectus supplements, as applicable. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Acquired Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Investment Management Company or its affiliates will pay all remaining direct and indirect expenses associated with the Acquired Fund’s and Acquiring Fund’s participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Registrant, on behalf of the Acquiring Fund, and the Registrant, on behalf of the Acquired Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the parties, and supersedes any prior representation, warranty, covenant, statement and/or understanding between the parties with respect to the Reorganization.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.
ARTICLE XI TERMINATION
This Agreement may be terminated by the Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Registrant or its Trustees or their respective officers.
ARTICLE XII AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Registrant, on behalf of the Funds, and as specifically authorized by the Board.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Registrant, on behalf of the Funds and signed by authorized officers of the Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Federated Hermes Institutional Prime Value Obligations Fund
By: ____________________________________
Name: ____________________________________
Title: ____________________________________
FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST
on behalf of its portfolio,
Federated Hermes Institutional Prime Obligations Fund
By:
Name: ____________________________________
Title: ____________________________________

ANNEX B FINANCIAL HIGHLIGHTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND
Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2024	Year Ended July 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.0002	$0.9998	$1.0005	$1.0007	$1.0004	$1.0003
Income From Investment Operations:
Net investment income (loss)[1]	0.0273	0.0413	0.0037	0.0008	0.0136	0.0239
Net realized and unrealized gain (loss)	0.0006	0.0004	(0.0008)	(0.0002)	0.0003	0.0001
Total From Investment Operations	0.0279	0.0417	0.0029	0.0006	0.0139	0.0240
Less Distributions:
Distributions from net investment income	(0.0274)	(0.0413)	(0.0036)	(0.0008)	(0.0136)	(0.0239)
Net Asset Value, End of Period	$1.0007	$1.0002	$0.9998	$1.0005	$1.0007	$1.0004
Total Return[2]	2.82%	4.25%	0.29%	0.05%	1.39%	2.43%
Ratios to Average Net Assets:
Net expenses[3]	0.18%[4]	0.18%	0.16%	0.15%	0.15%	0.15%
Net investment income	5.44%[4]	4.17%	0.38%	0.08%	1.37%	2.41%
Expense waiver/reimbursement[5]	0.07%[4]	0.10%	0.12%	0.13%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,003,133	$17,694,479	$14,232,133	$15,298,656	$23,611,390	$21,146,776

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	Computed on an annualized basis.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2024	Year Ended July 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$1.0001	$0.9997	$1.0005	$1.0007	$1.0004	$1.0002
Income From Investment Operations:
Net investment income (loss)[1]	0.0261	0.0389	0.0019	0.0001	0.0112	0.0218
Net realized and unrealized gain (loss)	0.0005	0.0003	(0.0002)	(0.0002)	0.0003	0.0002
Total From Investment Operations	0.0266	0.0392	0.0017	(0.0001)	0.0115	0.0220
Less Distributions:
Distributions from net investment income	(0.0261)	(0.0388)	(0.0025)	(0.0001)	(0.0112)	(0.0218)
Net Asset Value, End of Period	$1.0006	$1.0001	$0.9997	$1.0005	$1.0007	$1.0004
Total Return[2]	2.69%	3.99%	0.17%	(0.01)%	1.15%	2.22%
Ratios to Average Net Assets:
Net expenses[3]	0.43%[4]	0.43%	0.26%	0.24%	0.40%	0.37%
Net investment income	5.20%[4]	3.82%	0.18%	0.01%	1.22%	2.21%
Expense waiver/reimbursement[5]	0.07%[4]	0.10%	0.25%	0.28%	0.13%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$9,144	$9,456	$12,713	$32,413	$83,818	$93,979

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns for periods of less than one year are not annualized.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	Computed on an annualized basis.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND
Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2024	Year Ended July 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$0.9999	$0.9995	$1.0004	$1.0006	$1.0003	$1.0002
Income From Investment Operations:
Net investment income (loss)[1]	0.0274	0.0413	0.0036	0.0008	0.0136	0.0239
Net realized and unrealized gain (loss)	0.0005	0.0004	(0.0008)	(0.0002)	0.0003	0.0001
Total From Investment Operations	0.0279	0.0417	0.0028	0.0006	0.0139	0.0240
Less Distributions:
Distributions from net investment income	(0.0274)	(0.0413)	(0.0036)	(0.0008)	(0.0136)	(0.0239)
Distributions from net realized gain	—	—	(0.0001)	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]
Total Distributions	(0.0274)	(0.0413)	(0.0037)	(0.0008)	(0.0136)	(0.0239)
Net Asset Value, End of Period	$1.0004	$0.9999	$0.9995	$1.0004	$1.0006	$1.0003
Total Return[3]	2.82%	4.25%	0.28%	0.06%	1.39%	2.43%
Ratios to Average Net Assets:
Net expenses[4]	0.00%[5,6]	0.00%[6]	—%	—%	0.00%[6]	—%
Net investment income	5.44%[5]	4.18%	0.35%	0.08%	1.36%	2.41%
Expense waiver/reimbursement[7]	0.25%[5]	0.29%	0.29%	0.29%	0.29%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,541,055	$12,250,590	$9,946,892	$12,120,572	$15,937,441	$13,599,422

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.0001.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6	Represents less than 0.01%.
7
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2024	Year Ended July 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$0.9999	$0.9995	$1.0003	$1.0006	$1.0003	$1.0002
Income From Investment Operations:
Net investment income (loss)[1]	0.0261	0.0388	0.0025	0.0002	0.0111	0.0214
Net realized and unrealized gain (loss)	0.0005	0.0004	(0.0007)	(0.0003)	0.0003	0.0001
Total From Investment Operations	0.0266	0.0392	0.0018	(0.0001)	0.0114	0.0215
Less Distributions:
Distributions from net investment income	(0.0261)	(0.0388)	(0.0025)	(0.0002)	(0.0111)	(0.0214)
Distributions from net realized gain	—	—	(0.0001)	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]
Total Distributions	(0.0261)	(0.0388)	(0.0026)	(0.0002)	(0.0111)	(0.0214)
Net Asset Value, End of Period	$1.0004	$0.9999	$0.9995	$1.0003	$1.0006	$1.0003
Total Return[3]	2.69%	3.99%	0.18%	(0.01)%	1.14%	2.18%
Ratios to Average Net Assets:
Net expenses[4]	0.25%[5]	0.25%	0.09%	0.08%	0.25%	0.25%
Net investment income	5.19%[5]	4.01%	0.19%	0.01%	1.04%	2.20%
Expense waiver/reimbursement[6]	0.25%[5]	0.29%	0.45%	0.46%	0.29%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$710,855	$567,683	$372,511	$701,955	$1,687,886	$1,055,438

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.0001.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5	Computed on an annualized basis.
6
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights–Capital Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 1/31/2024	Year Ended July 31,
		2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$0.9998	$0.9994	$1.0003	$1.0006	$1.0003	$1.0002
Income From Investment Operations:
Net investment income (loss)[1]	0.0269	0.0402	0.0028	0.0003	0.0126	0.0230
Net realized and unrealized gain (loss)	0.0005	0.0005	(0.0006)	(0.0003)	0.0003	(0.0000)[2]
Total From Investment Operations	0.0274	0.0407	0.0022	—	0.0129	0.0230
Less Distributions:
Distributions from net investment income	(0.0269)	(0.0403)	(0.0030)	(0.0003)	(0.0126)	(0.0229)
Distributions from net realized gain	—	—	(0.0001)	(0.0000)[2]	(0.0000)[2]	(0.0000)[2]
Total Distributions	(0.0269)	(0.0403)	(0.0031)	(0.0003)	(0.0126)	(0.0229)
Net Asset Value, End of Period	$1.0003	$0.9998	$0.9994	$1.0003	$1.0006	$1.0003
Total Return[3]	2.77%	4.15%	0.23%	0.00%[4]	1.29%	2.33%
Ratios to Average Net Assets:
Net expenses[5]	0.10%[6]	0.10%	0.05%	0.06%	0.10%	0.10%
Net investment income	5.34%[6]	3.90%	0.19%	0.02%	1.24%	2.31%
Expense waiver/reimbursement[7]	0.25%[6]	0.29%	0.34%	0.33%	0.29%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,375	$5,944	$8,942	$20,922	$19,074	$16,566

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.0001.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Represents less than 0.01%.
5	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
6	Computed on an annualized basis.
7
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
CUSIP 60934N583
CUSIP 60934N575
CUSIP 60934N567
Q456333 (6/24)
Federated Securities Corp., Distributor
© 2024 Federated Hermes, Inc.

STATEMENT OF ADDITIONAL INFORMATION
June 4, 2024
ACQUISITION OF THE ASSETS OF
FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND
A portfolio of Federated Hermes Money Market Obligations Trust
Federated Hermes Funds

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED HERMES INSTITUTIONAL PRIME OBLIGATIONS FUND
A portfolio of Federated Hermes Money Market Obligations Trust
Federated Hermes Funds

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated June 4, 2024, is not a Prospectus. A Prospectus/Information Statement dated June 4, 2024, relating to the acquisition of the assets of the below-named Reorganizing Fund by and in exchange for shares of the below-named Surviving Fund may be obtained from the Funds, by writing or calling Federated Hermes Institutional Prime Value Fund and/or Federated Hermes Institutional Prime Obligations Fund, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Information Statement.

Reorganizing Fund	Surviving Fund
Federated Hermes Institutional Prime Value Obligations Fund	Federated Hermes Institutional Prime Obligations Fund
Institutional Shares	Institutional Shares
Capital Shares	Institutional Shares
Service Shares	Service Shares

TABLE OF CONTENTS
1. Statement of Additional Information of Federated Hermes Institutional Prime Value Obligations Fund, dated September 30, 2023
2. Statement of Additional Information of Federated Hermes Institutional Prime Obligations Fund, dated September 30, 2023.
3. Audited Financial Statements of Federated Hermes Institutional Prime Value Obligations Fund, dated July 31, 2023.
4. Audited Financial Statements of Federated Hermes Institutional Prime Obligations Fund, dated July 31, 2023.
5. Unaudited Financial Statements of Federated Hermes Institutional Prime Value Obligations Fund, dated January 31, 2024.
6. Unaudited Financial Statements of Federated Hermes Institutional Prime Obligations Fund, dated January 31, 2024.
7. Supplemental Financial Information (Unaudited)
INFORMATION INCORPORATED BY REFERENCE
The following documents are incorporated by reference into this Statement of Additional Information. Copies of these documents may be obtained at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400.
The Statement of Additional Information of Federated Hermes Institutional Prime Value Obligations Fund dated September 30, 2023, as supplemented (File Nos. 033-31602 and 811-05950).
The Statement of Additional Information of Federated Hermes Institutional Prime Obligations Fund dated September 30, 2023, as supplemented (File Nos. 033-31602 and 811-05950).
The audited financial statements of Federated Hermes Institutional Prime Value Obligations Fund, dated July 31, 2023, as included in the Annual Report to shareholders.
The audited financial statements of Federated Hermes Institutional Prime Obligations Fund, dated July 31, 2023, as included in the Annual Report to shareholders.
The unaudited financial statements of Federated Hermes Institutional Prime Value Obligations Fund, dated January 31, 2024, as included in the Semi-Annual Report to shareholders.
The unaudited financial statements of Federated Hermes Institutional Prime Obligations Fund, dated January 31, 2024, as included in the Semi-Annual Report to shareholders.
SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)
A table showing the fees of Federated Hermes Institutional Prime Value Obligations Fund (the “Reorganizing Fund”) and Federated Hermes Institutional Prime Obligations Fund (the “Surviving Fund” and together with the Reorganizing Fund, the “Funds”), and the fees and expenses of the Surviving Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Summary–Comparative Fee Tables” section of the Prospectus/Information Statement.
The Reorganization will not result in a material change to the Reorganizing Fund’s investment portfolio due to the investment restrictions of the Surviving Fund. However, as the Institutional Shares of the Surviving Fund represent approximately 99% of the net assets of the Reorganizing Fund, the performance of the Reorganizing Fund is directly affected by the performance of the Surviving Fund, and the Surviving Fund’s investments are, in essence, indirectly those of the Reorganizing Fund. As a result, a schedule of investments of the Reorganizing Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Reorganizing Fund’s portfolio in advance of the Reorganization and/or the Surviving Fund’s portfolio following the Reorganization.
As the Reorganizing Fund and the Surviving Fund have the same investment adviser, there are no differences in accounting and valuation policies. If applicable, both would use ICE Data Pricing & Reference Data, LLC as the primary vendor and use bid prices to value fixed-income securities with remaining maturities greater than 60 days. Fixed-income securities with remaining maturities of 60 days or less are valued at amortized cost. The amortized cost method of valuation generally prescribes that an investment is valued at its acquisition cost as adjusted daily for amortization of premium or accretion of discount to the specified redemption value on the nearest call, demand or maturity date, as appropriate. If amortized cost is determined not to approximate fair value, the value of the portfolio securities will be determined in the same manner as a longer-term security. The Fund may only use this method to value a portfolio security when it can reasonably conclude, at each time it makes a valuation determination, that the amortized cost price of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Shares of other mutual funds are valued based upon their reported net asset value per share.
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The Reorganizing Fund has chosen “LIFO” (shares with the lowest cost are redeemed first) and the Surviving Fund has chosen “FIFO” (shares first in are first out) as their standing (default) tax lot identification methods for all investments, which means this is the method the Funds use to determine which specific positions are deemed to be sold when there are multiple purchases on different dates at differing market values, and the entire position is not sold at one time.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Reorganizing Fund or the Surviving Fund.
FEDERATED HERMES institutional prime value obligations fund
Federated Hermes institutional prime obligations fund
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
2

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Q456334 (6/24)
Federated Securities Corp., Distributor
© 2024 Federated Hermes, Inc.